SCHEDULE 14C
                               (RULE 14C-101)
               INFORMATION REQUIRED IN INFORMATION STATEMENT
                          SCHEDULE 14C INFORMATION
     INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                            EXCHANGE ACT OF 1934

Check the appropriate box:

|_| Preliminary information statement    |_| Confidential, for use of the
|X| Definitive information statement         Commission only
                                             (as permitted by Rule 14c-5(d)(2))

                           HARVEYS CASINO RESORTS
              (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

|_|      No fee required.

|X| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    (1)      Title of each class of securities to which transaction applies:
             CLASS A COMMON STOCK

    (2)      Aggregate number of securities to which transaction applies:
             40,091 SHARES OF CLASS A COMMON STOCK

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $57.39483. THIS IS THE CONTRACTUALLY DEEMED VALUE OF THE SHARES OF PH CASINO RESORTS CLASS A COMMON STOCK TO BE RECEIVED FOR EACH SHARE OF HARVEYS CLASS A COMMON STOCK. SUCH VALUE WAS CALCULATED BY MULTIPLYING (1) THE EXCHANGE RATIO OF
             1.25379 SHARES SET FORTH IN THE HARVEYS MERGER AGREEMENT BY (2) $45.77707, THE DEEMED PRICE PER SHARE OF PH CASINO RESORTS CLASS A COMMON STOCK DETERMINED BY MUTUAL AGREEMENT AMONG THE PARTIES FOR PURPOSES OF DETERMINING THE EXCHANGE RATIOS IN THE PINNACLE MERGER AND THE HARVEYS MERGER.

    (4)      Proposed maximum aggregate value of transaction:
             $2,301,016.23

    (5)      Total fee paid:
             $460.20

|X| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)      Amount previously paid:
    (2)      Form, Schedule or Registration Statement No.:
    (3)      Filing Party:
    (4)      Date Filed:



                           HARVEYS CASINO RESORTS
                       HIGHWAY 50 & STATELINE AVENUE
                          LAKE TAHOE, NEVADA 89449

                  TO THE HOLDERS OF HARVEYS CASINO RESORTS
                           CLASS A COMMON STOCK--
             ACTION TAKEN BY WRITTEN CONSENT OF STOCKHOLDERS:

     On April 17, 2000, Harveys Casino Resorts agreed to acquire by merger Pinnacle Entertainment, Inc. Following the Pinnacle merger, Pinnacle will be a wholly owned subsidiary of PH Casino Resorts, Inc., a newly formed wholly owned subsidiary of Harveys.

     In connection with the parties entering into the Pinnacle merger agreement, Harveys also entered into a merger agreement with PH Casino Resorts and Harveys Acquisition Corporation, a newly formed wholly owned subsidiary of PH Casino Resorts formed for purposes of engaging in the Harveys merger. A copy of the Harveys merger agreement is included in this information statement as Annex A.

     In the Harveys merger, each share of your Harveys Class A common stock will be converted into the right to receive 1.25379 shares of Class A common stock of PH Casino Resorts.

     Following the Harveys merger, Harveys Casino Resorts will be a wholly owned subsidiary of PH Casino Resorts, and you will own an equity interest in PH Casino Resorts.

     After careful consideration, your board of directors unanimously determined that the Harveys merger is advisable and in the best interest of Harveys and its stockholders and unanimously approved the Harveys merger agreement and the transactions contemplated by the Harveys merger agreement.

     This information statement is being sent to you to notify you of the approval by Harveys stockholders of the Harveys merger agreement and the transactions contemplated by the Harveys merger agreement. Under the Nevada Revised Statutes and Harveys' articles of incorporation and bylaws, the approval of a majority of the voting power of Harveys is required to approve the Harveys merger agreement.

     ON APRIL 17, 2000, COLONY HCR VOTECO, LLC, THE RECORD HOLDER AS OF SUCH DATE OF 38,800 SHARES OF HARVEYS CLASS A COMMON STOCK, REPRESENTING AS OF SUCH DATE APPROXIMATELY 98.0% OF THE OUTSTANDING CLASS A COMMON STOCK AND VOTING POWER OF HARVEYS, DELIVERED TO HARVEYS ITS WRITTEN CONSENT APPROVING THE HARVEYS MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THE HARVEYS MERGER AGREEMENT. UNDER THE NEVADA REVISED STATUTES AND HARVEYS' ARTICLES OF INCORPORATION AND BYLAWS, NO ADDITIONAL APPROVAL BY HARVEYS STOCKHOLDERS IS REQUIRED IN RESPECT OF THE HARVEYS MERGER OR THE HARVEYS MERGER AGREEMENT.

     This information statement contains additional information about the Harveys merger. You are encouraged to read carefully the information contained in this information statement. Because the Harveys merger agreement and the transactions contemplated by the Harveys merger agreement have been approved by the requisite stockholder vote, we are not calling a special meeting of our stockholders with respect to the Harveys merger.

     Under Nevada law, absent the waiver described below, holders of Harveys Class A common stock would be entitled to assert dissenters' rights in connection with the Harveys merger, provided that they otherwise strictly complied with applicable requirements of Sections 92A.300 to 92A.500 of the Nevada Revised Statutes, a copy of which is included in this information statement as Annex B. The information contained herein with respect to dissenters' rights and in Annex B is being provided for informational purposes only, to satisfy the disclosure requirements of the federal securities laws. Each of the holders of Harveys Class A common stock has agreed to waive such holder's right to assert dissenters' rights in connection with the Harveys merger. As a result, none of the holders of Harveys Class A common stock is entitled to assert dissenters' rights or to receive a dissenter's notice in connection with the Harveys merger.

     WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT WITH RESPECT TO THE MATTERS SET FORTH IN THIS INFORMATION STATEMENT.

     PLEASE DO NOT SEND ANY OF YOUR STOCK CERTIFICATES AT THIS TIME.

                                Very truly yours,

                                Charles W. Scharer
                                President and Chief Executive Officer


THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THIS TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
           This information statement is dated September 19, 2000 and was first mailed to stockholders on or about September 19, 2000.

                           HARVEYS CASINO RESORTS
                       HIGHWAY 50 & STATELINE AVENUE
                          LAKE TAHOE, NEVADA 89449
                         ---------------------------

                   NOTICE OF ACTION TAKEN BY STOCKHOLDERS

                         ---------------------------

         NOTICE IS HEREBY GIVEN that on April 17, 2000, the board of directors of Harveys Casino Resorts, a Nevada corporation, approved the Agreement and Plan of Merger, dated as of April 17, 2000, among PH Casino Resorts, Inc., a Delaware corporation, Harveys and Harveys Acquisition Corporation, a Nevada corporation. A copy of the Harveys merger agreement is included in the attached information statement as Annex A.

         Section 78.320 of the Nevada Revised Statutes provides that unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding at least a majority of the voting power, unless a different proportion of voting power is required for such an action at a meeting.

         On April 17, 2000, a consent in writing approving the Harveys merger agreement and the transactions contemplated by the Harveys merger agreement was signed by Colony HCR Voteco, LLC, the record holder as of such date of outstanding Harveys Class A common stock having 38,800 votes, such votes representing greater than a majority of the aggregate outstanding voting power of Harveys, and was delivered to Harveys. Accordingly, Harveys is notifying you of the action so taken by delivering this Notice along with the attached information statement.

         WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT WITH RESPECT TO THE MATTERS SET FORTH HEREIN.




                                                     John J. McLaughlin
                                                     Corporate Secretary

Lake Tahoe, Nevada
September 19, 2000



                             TABLE OF CONTENTS


SUMMARY TERM SHEET............................................................1

WHO CAN HELP ANSWER YOUR QUESTIONS?...........................................4

FORWARD-LOOKING STATEMENTS....................................................5

THE HARVEYS MERGER............................................................6
  Background of and reasons for the Harveys merger............................6
  Approval of the Harveys board of directors..................................6
  Effects of the Harveys merger...............................................6
  U.S. Federal income tax consequences of the Harveys merger..................7
  Accounting treatment for the Harveys merger.................................8
  Regulatory approvals........................................................8

DISSENTERS' RIGHTS...........................................................11
  Dissenter's notice.........................................................11
  Demand for payment.........................................................11
  Payment for shares.........................................................12
  Court proceeding to determine fair value...................................12

THE HARVEYS MERGER AGREEMENT.................................................13
  Effective time.............................................................13
  Conversion of shares.......................................................13
  Exchange of shares.........................................................13
  Stock options..............................................................14
  Conditions to the Harveys merger...........................................14
  Termination................................................................14
  Amendment and waiver.......................................................14

INTERESTS OF CERTAIN PERSONS IN THE HARVEYS MERGER...........................15
  Relationship with Colony Capital LLC.......................................15
  Retained equity interest in PH Casino Resorts..............................15
  Directors and management of PH Casino Resorts following the mergers........16
  Directors and management of the surviving corporation......................17
  Stockholders agreement.....................................................17

COMPARISON OF RIGHTS OF HOLDERS OF HARVEYS CLASS A COMMON STOCK AND PH CASINO
  RESORTS CLASS A COMMON STOCK...............................................22
  Board of directors.........................................................22
  Limitation of director liability...........................................24
  Indemnification of directors and officers..................................25
  Stockholder meetings.......................................................27
  Appraisal and dissenters' rights...........................................29
  Mergers and other fundamental transactions.................................30
  Dissolution................................................................30
  Amendments to charter......................................................30
  Amendments to bylaws.......................................................31
  Authorized capital stock...................................................31
  Dividends and distributions................................................32
  Stock repurchases..........................................................32
  Interested director and officer transactions...............................33
  Control share acquisition statute..........................................33
  Business combination statute...............................................34
  Case law ..................................................................35
  Court systems..............................................................35
  Exchange Act registration..................................................35
  Leverage and liquidity.....................................................35

SHARE OWNERSHIP BY
  PRINCIPAL STOCKHOLDERS, MANAGEMENT AND DIRECTORS...........................37

WHERE YOU CAN FIND MORE INFORMATION..........................................38
  Available information......................................................38
  Information about the Pinnacle merger......................................38

ANNEX A - Agreement and Plan of Merger, dated as of April 17, 2000, among
          PH Casino Resorts, Harveys Casino Resorts and Harveys
          Acquisition Corporation ..........................................A-1
ANNEX B - Sections 92A.300 to 92A.500, inclusive,
          of the Nevada Revised Statutes....................................B-1


                             SUMMARY TERM SHEET

      This section summarizes information about the Harveys merger from this information statement. This summary may not contain all of the information that is important to you. To understand the Harveys merger fully, we strongly encourage you to read carefully this entire information statement, the Annexes to this information statement, the documents incorporated by reference into this information statement and the documents that we have filed with the Securities and Exchange Commission. We have included a copy of the Harveys merger agreement in this information statement as Annex A.

Q:   WHAT ARE SOME OF THE REASONS FOR THE HARVEYS MERGER? (see page 6)

A: We have agreed to acquire by merger Pinnacle Entertainment, Inc. Following the Pinnacle merger, Pinnacle will be a wholly owned subsidiary of PH Casino Resorts, Inc., a newly formed wholly owned subsidiary of Harveys. The Harveys merger is being consummated in connection with the Pinnacle merger.

     The purpose of the Harveys merger is to create a corporate structure whereby following completion of both the Harveys merger and the Pinnacle merger, both Harveys and Pinnacle will be wholly owned subsidiaries of PH Casino Resorts.

Q:   WHO ARE THE PARTIES TO THE HARVEYS MERGER?

A:   HARVEYS CASINO RESORTS
     Highway 50 & Stateline Avenue
     Lake Tahoe, Nevada 89449
     (702) 588-2411

     We are a Nevada corporation that has been engaged in the gaming industry for over 55 years. Through wholly owned subsidiaries, we own and operate the following gaming establishments in Nevada, Iowa and
     Colorado: Harveys Resort & Casino (Lake Tahoe), Harveys Casino Hotel (Council Bluffs, Iowa); Bluffs Run Casino (Council Bluffs, Iowa); and Harveys Wagon Wheel Hotel/Casino (Central City, Colorado).

     PH CASINO RESORTS, INC.
     Highway 50 & Stateline Avenue
     Lake Tahoe, Nevada 89449
     (702) 588-2411

     PH Casino Resorts is a Delaware corporation and wholly owned subsidiary of Harveys formed for the purpose of engaging in the Harveys merger and the Pinnacle merger. Following the completion of the mergers, Harveys and Pinnacle will be wholly owned subsidiaries of PH Casino Resorts.

     HARVEYS ACQUISITION CORPORATION
     Highway 50 & Stateline Avenue
     Lake Tahoe, Nevada 89449
     (702) 588-2411

     Harveys Acquisition Corporation ("Harveys Acq Corp") is a Nevada corporation and wholly owned subsidiary of PH Casino Resorts formed for the purpose of engaging in the Harveys merger. Following the Harveys merger, Harveys Acq Corp will cease to exist and Harveys will continue as the surviving corporation.

Q: WHAT WILL HOLDERS OF HARVEYS CLASS A COMMON STOCK RECEIVE IN THE HARVEYS MERGER? (see page 13)

A: If the Harveys merger is completed, each share of Harveys Class A common stock will be converted into the right to receive 1.25379 shares of PH Casino Resorts Class A common stock.

     Based on the number of shares of PH Casino Resorts common stock to be issued in connection with the Harveys merger and the Pinnacle merger, immediately following the completion of the mergers (assuming no equity investment in PH Casino Resorts by affiliates of Colony Capital, LLC), it is currently expected that the Class A common stock and voting power of PH Casino Resorts will be owned approximately as follows: 82.7% by Colony HCR Voteco, 1.7% by other former holders of Harveys Class A common stock and 15.6% by some members of Pinnacle's senior management.

Q:   WHAT WILL BE SOME OF THE EFFECTS OF THE HARVEYS MERGER? (see page 6)

A: Harveys Acq Corp will merge with and into Harveys, and Harveys will be the surviving corporation in the Harveys merger.

     Following the Harveys merger, we will be a wholly owned subsidiary of PH Casino Resorts, and you will own an equity interest in PH Casino Resorts.

     Pursuant to the Harveys merger agreement, the directors of Harveys Acq Corp immediately prior to the Harveys merger will be the directors of the surviving corporation, and the officers of Harveys immediately prior to the Harveys merger will be the officers of the surviving corporation. The articles of incorporation and bylaws of Harveys Acq Corp will become the articles of incorporation and bylaws of the surviving corporation.

Q: HAS THE HARVEYS BOARD OF DIRECTORS APPROVED THE HARVEYS MERGER? (see page 6)

A: Yes. After careful consideration, your board of directors unanimously determined that the Harveys merger is advisable and in the best interest of Harveys and its stockholders and unanimously approved the Harveys merger agreement and the transactions contemplated by the Harveys merger agreement.

Q:   DOES THE HARVEYS MERGER REQUIRE STOCKHOLDER APPROVAL?

A: Yes. Under the Nevada Revised Statutes and our articles of incorporation and bylaws, the approval of a majority of our voting power is required to approve the Harveys merger agreement.

     However, the required stockholder approval already has been obtained. On April 17, 2000, Colony HCR Voteco, LLC, the record holder as of such date of 38,800 shares of Harveys Class A common stock, representing as of such date approximately 98.0% of our outstanding Class A common stock and voting power, delivered to us its written consent approving the Harveys merger agreement and the transactions contemplated by the Harveys merger agreement. Under the Nevada Revised Statutes and our articles of incorporation and bylaws, no additional approval by our stockholders is required in respect of the Harveys merger or the Harveys merger agreement.

Q: ARE THERE ANY CONDITIONS TO COMPLETION OF THE HARVEYS MERGER? (see page 14)

A: Yes. The obligations of the parties to complete the Harveys merger are subject to the prior satisfaction or waiver of conditions, including:

     o   receipt of necessary gaming and other
         regulatory approvals, consents and findings of suitability;

     o the absence of any order or injunction preventing completion of the Harveys merger, the Pinnacle merger or any other transactions contemplated by the Harveys merger agreement; and

     o the satisfaction or waiver of all conditions to the closing of the Pinnacle merger and the consummation of the other transactions contemplated by the Pinnacle merger agreement (other than the Harveys merger).

Q: UNDER WHAT CIRCUMSTANCES CAN THE PARTIES TERMINATE THE HARVEYS MERGER AGREEMENT? (see page 14)

A: The Harveys merger agreement may be terminated at any time prior to the effective time of the Harveys merger by written consent of each of the parties.

Q: ARE ANY REGULATORY APPROVALS REQUIRED FOR THE HARVEYS MERGER? (see page 8)

A: Yes. The consummation of the Harveys merger is subject to approval of the gaming authorities of Nevada, Colorado and Iowa.

Q: WHAT ARE SOME OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE HARVEYS MERGER? (page 7)

A: The Harveys merger has been structured with the intent that it be tax-free to Harveys and its stockholders for Federal income tax purposes. However, a stockholder who received solely cash in exchange for its Harveys Class A common stock pursuant to the exercise of dissenters' rights under the Nevada Revised Statutes, would recognize gain or loss equal to the difference between the amount of cash received and its tax basis in the shares of Harveys Class A common stock surrendered.

     The information contained herein with respect to dissenters' rights and in Annex B is being provided for informational purposes only, to satisfy the disclosure requirements of the federal securities laws. Each of the holders of Harveys Class A common stock has agreed to waive such holder's right to assert dissenters' rights in connection with the Harveys merger.

Q:   WHAT IS THE ACCOUNTING TREATMENT FOR THE HARVEYS MERGER? (see page 8)

A: The Harveys merger will be accounted for by Harveys as a recapitalization in which Harveys Class A common stock will be converted into PH Casino Resorts Class A common stock.

Q: ARE HARVEYS' STOCKHOLDERS ENTITLED TO ASSERT DISSENTERS' RIGHTS IN CONNECTION WITH THE HARVEYS MERGER? (see page 11)

A: Under Nevada law, absent the waiver described in the immediately following paragraph, holders of Harveys Class A common stock, other than Colony HCR Voteco which has delivered its written consent approving the Harveys merger agreement and the transactions contemplated by the Harveys merger agreement, would be entitled to assert dissenters' rights in connection with the Harveys merger and demand payment in cash from Harveys of the fair value of their shares of Harveys Class A common stock, provided that they otherwise strictly complied with applicable requirements of Sections 92A.300 to 92A.500 of the Nevada Revised Statutes. A copy of Sections 92A.300 to 92A.500 of the Nevada Revised Statutes is included in this information statement as Annex B.

     The information contained herein with respect to dissenters' rights and in Annex B is being provided for informational purposes only, to satisfy the disclosure requirements of the federal securities laws. Each of the holders of Harveys Class A common stock has agreed to waive such holder's right to assert dissenters' rights in connection with the Harveys merger. As a result, none of the holders of Harveys Class A common stock is entitled to assert dissenters' rights or to receive a dissenter's notice in connection with the Harveys merger.

Q:   WHEN WILL THE HARVEYS MERGER BE COMPLETED?

A: The Harveys merger is expected to be completed as soon as practicable after the necessary approvals, findings of suitability, gaming licenses and permits are received for both the Harveys merger and the Pinnacle merger and concurrently with the completion of the Pinnacle merger.

Q:   WHY AM I RECEIVING THIS INFORMATION STATEMENT?

A: As described above, Colony HCR Voteco has delivered its written consent approving the Harveys merger agreement and the transactions contemplated by the Harveys merger agreement. As a result, the Harveys merger agreement and the transactions contemplated by the Harveys merger agreement have been approved by the requisite stockholder vote. Harveys is required by law to send you this information statement to notify you of such approval.

Q:   WHY IS NO MEETING OF HARVEYS STOCKHOLDERS BEING HELD?

A: Section 78.320 of the Nevada Revised Statutes provides that unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding at least a majority of the voting power, unless a different proportion of voting power is required for such an action at a meeting. Our articles of incorporation and bylaws do not provide otherwise.

     As described above, Colony HCR Voteco has delivered its written consent approving the Harveys merger agreement and the transactions contemplated by the Harveys merger agreement.

     As a result, the Harveys merger agreement and the transactions contemplated by the Harveys merger agreement have been approved by the requisite stockholder vote without the holding of a stockholders' meeting.

Q:   WHAT DO I NEED TO DO NOW?

A: You are not being asked to take any actions or provide any proxies or consents and you are requested not to send us any proxies or consents with respect to the matters described in this information statement.

     To understand the Harveys merger fully, we strongly encourage you to read carefully this entire information statement, the Annexes to this information statement, the documents incorporated by reference into this information statement and the documents that we have filed with the Securities and Exchange Commission.

     DO NOT SEND ANY STOCK CERTIFICATES AT THIS TIME. AFTER THE HARVEYS MERGER IS COMPLETED, YOU WILL RECEIVE INSTRUCTIONS ON EXCHANGING YOUR SHARES OF HARVEYS CLASS A COMMON STOCK FOR SHARES OF PH CASINO RESORTS CLASS A COMMON STOCK.


                    WHO CAN HELP ANSWER YOUR QUESTIONS?

           If you have questions about the Harveys merger, please
                            contact Harveys at:

                           Harveys Casino Resorts
                      Highway 50 and Stateline Avenue
                                P.O. Box 128
                          Lake Tahoe, Nevada 89449
                       Attention: Corporate Secretary
                         telephone: (702) 588-2411
                         facsimile: (702) 586-6812


                         FORWARD-LOOKING STATEMENTS

         This information statement includes or incorporates by reference "forward-looking statements," as defined in the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, with respect to Harveys' financial conditions, results of operations and businesses and Harveys' expectations or beliefs concerning future events. These statements may be made directly in this information statement or may be made part of this information statement by reference to other documents filed with the Securities and Exchange Commission and may include statements for the period following the completion of the Harveys merger. Words such as "believes," "expects," "anticipates," "estimates" and similar expressions are intended to identify forward-looking statements.

         All forward-looking statements involve risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including, without limitation:

        o failure to successfully consummate the mergers and difficulties in completing the integration with Pinnacle if the mergers are consummated;

        o risks associated with substantial indebtedness, leverage and debt service and liquidity following the mergers; o risks of competition in existing and future markets or the opening of new gaming jurisdictions;

        o      changes in gaming laws and regulations;

        o      a decline in the public acceptance of gaming;

        o the limitation, conditioning or suspension of any of Harveys' or its affiliates' gaming licenses;

        o increases in or new taxes imposed on gaming revenues or gaming devices;

        o a finding of unsuitability by regulatory authorities with respect to officers, directors or key employees of Harveys or its affiliates;

        o      loss or retirement of key executives;

        o      significant increases in fuel or transportation prices;

        o adverse economic conditions or severe and unusual weather conditions in our key markets;

        o the failure to complete or successfully operate planned expansion and development projects; and

        o the failure to obtain adequate financing to meet strategic goals.

         All future written and verbal forward-looking statements attributable to Harveys or any of its affiliates or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. None of Harveys nor any of its affiliates undertakes any obligation, and each specifically declines any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in or incorporated by reference into this information statement might not occur.


                             THE HARVEYS MERGER

BACKGROUND OF AND REASONS FOR THE HARVEYS MERGER

         The Harveys merger is being consummated in connection with the Pinnacle merger. On April 17, 2000, we agreed to acquire by merger Pinnacle Entertainment, Inc. Following the Pinnacle merger, Pinnacle will be a wholly owned subsidiary of PH Casino Resorts, a newly formed wholly owned subsidiary of Harveys. The Pinnacle merger is described in the definitive proxy statement filed by Pinnacle with the Securities and Exchange Commission on August 23, 2000, as supplemented by the supplement thereto filed with the Securities and Exchange Commission on September 19, 2000. See "Where You Can Find More Information."

         The purpose of the Harveys merger is to create a corporate structure whereby following completion of both the Harveys merger and the Pinnacle merger, both Harveys and Pinnacle will be wholly owned subsidiaries of PH Casino Resorts. Following the completion of the Harveys merger and the Pinnacle merger, it is anticipated that the operations of Pinnacle will be integrated with the operations of Harveys. The nature, timing and other terms of this integration, if any, have not been determined. The board of directors and management of PH Casino Resorts, Harveys and Pinnacle, following the mergers, will continue to evaluate the business, operations, corporate structure and organization, policies, management and personnel of Harveys and Pinnacle over time and will consider what changes, if any, would be desirable and, subject to the terms of agreements governing the relationships among the parties, will make changes as they deem appropriate. See "Interests of Certain Persons in the Harveys Merger."

APPROVAL OF THE HARVEYS BOARD OF DIRECTORS

         After careful consideration, your board of directors unanimously determined that the Harveys merger is advisable and in the best interest of Harveys and its stockholders and unanimously approved the Harveys merger agreement and the transactions contemplated by the Harveys merger agreement.

EFFECTS OF THE HARVEYS MERGER

         Harveys Acq Corp will merge with and into Harveys, and Harveys will be the surviving corporation in the Harveys merger. Following the Harveys merger, Harveys will be a wholly owned subsidiary of PH Casino Resorts, and you will own an equity interest in PH Casino Resorts.

         If the Harveys merger is completed, each share of Harveys Class A common stock will be exchanged for 1.25379 shares of Class A common stock of PH Casino Resorts. Based on the number of shares of PH Casino Resorts common stock to be issued in connection with the Harveys merger and the Pinnacle merger, immediately following the completion of the mergers (assuming no equity investment in PH Casino Resorts by affiliates of Colony Capital), it is currently expected that the Class A common stock and voting power of PH Casino Resorts will be owned approximately as follows: 82.7% by Colony HCR Voteco, 1.7% by other former holders of Harveys Class A common stock and 15.6% by some members of Pinnacle's senior management.

         If the Harveys merger is completed, each share of Harveys Class B common stock will be exchanged for 1.25379 shares of Class B common stock of PH Casino Resorts. Based on the number of shares of PH Casino Resorts common stock to be issued in connection with the Harveys merger and the Pinnacle merger, immediately following the completion of the mergers (assuming no equity investment in PH Casino Resorts by affiliates of Colony Capital), it is currently expected that the Class B common stock of PH Casino Resorts will be owned approximately as follows: 82.7% by Colony Investors III, L.P., a Delaware limited partnership and affiliate of Colony HCR Voteco, 1.7% by other former holders of Harveys Class B common stock and 15.6% by some members of Pinnacle's senior management. The PH Casino Resorts Class B common stock is identical to the PH Casino Resorts Class A common stock, except that the PH Casino Resorts Class B common stock is non-voting.

         Upon consummation of the Harveys merger, it is expected that the Class A common stock of PH Casino Resorts will be registered under Section 12(g) of the Exchange Act, and PH Casino Resorts will be the successor registrant to Harveys under the Exchange Act and will assume the obligations of Harveys under the Exchange Act.

         The Harveys merger will have the effects set forth in the applicable provisions of the Nevada Revised Statutes. Pursuant to the Harveys merger agreement, the directors of Harveys Acq Corp immediately prior to the Harveys merger will be the directors of the surviving corporation, and the officers of Harveys immediately prior to the Harveys merger will be the officers of the surviving corporation. See "Interests of Certain Persons in the Harveys Merger-Directors and management of the surviving corporation." The articles of incorporation and bylaws of Harveys Acq Corp will become the articles of incorporation and bylaws of the surviving corporation. See "Comparison of Rights of Holders of Harveys Class A Common Stock and PH Casino Resorts Class A Common Stock."

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE HARVEYS MERGER

         The following is a summary of the material U.S. Federal income tax consequences of the Harveys merger to holders of Harveys Class A common stock in general. This summary is based on the U.S. Federal income tax law currently in effect, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. Federal income taxation which may be important to particular stockholders in light of their individual investment circumstances, including certain types of holders subject to special tax rules (e.g., financial institutions, broker-dealers, insurance companies, partnerships, tax-exempt organizations, and foreign taxpayers), or to holders who acquired their shares of Harveys Class A common stock through the exercise of options or otherwise as compensation. In addition, this summary does not address state, local or foreign tax consequences. The discussion below assumes that stockholders hold their shares of Harveys Class A common stock as "capital assets" (generally, property held for investment) under the Internal Revenue Code of 1986, as amended. Stockholders are urged to consult their tax advisors regarding the specific federal, state, local and foreign income and other tax consequences of the Harveys merger.

         The Harveys merger

         The Harveys merger has been structured with the intent that it be tax-free to Harveys and its stockholders for Federal income tax purposes. Accordingly, as a tax-free transaction:

        o no gain or loss will be recognized by stockholders who exchange their Harveys Class A common stock solely for PH Casino Resorts Class A common stock in the Harveys merger;

        o each stockholder's tax basis in the shares of PH Casino Resorts Class A common stock received in the Harveys merger will be the same as its tax basis in the shares of Harveys Class A common stock exchanged therefor;

        o each stockholder's holding period for its PH Casino Resorts Class A common stock will include his holding period for its Harveys Class A common stock; and

        o no gain or loss will be recognized by Harveys as a result of the merger.

         Dissenting stockholders

         A stockholder who received solely cash in exchange for its Harveys Class A common stock, pursuant to the exercise of dissenters' rights under the Nevada Revised Statutes, would recognize gain or loss equal to the difference between the amount of cash received and its tax basis in the shares of Harveys Class A common stock surrendered. Such gain or loss would constitute long-term capital gain or loss for Federal income tax purposes if such shares of Harveys Class A common stock had been held by the stockholder for more than one year at the time of the consummation of the Harveys merger.

         The information contained herein with respect to dissenters' rights and in Annex B is being provided for informational purposes only, to satisfy the disclosure requirements of the federal securities laws. Each of the holders of Harveys Class A common stock has agreed to waive such holder's right to assert dissenters' rights in connection with the Harveys merger.

ACCOUNTING TREATMENT FOR THE HARVEYS MERGER

         The Harveys merger will be accounted for by Harveys as a recapitalization in which Harveys Class A common stock will be converted into PH Casino Resorts Class A common stock. Based on the number of shares of PH Casino Resorts common stock to be issued in connection with the Harveys merger and the Pinnacle merger, immediately following the completion of the mergers (assuming no equity investment in PH Casino Resorts by affiliates of Colony Capital), it is currently expected that Colony HCR Voteco will own approximately 82.7% of the Class A common stock and voting power of PH Casino Resorts. Therefore, as the Harveys merger will not change the controlling ownership interest in Harveys, in accordance with generally accepted accounting principles, the assets and liabilities of Harveys will continue to be accounted for on a historical cost basis.

REGULATORY APPROVALS

         Harveys's gaming operations are subject to extensive regulation, and Harveys now holds gaming licenses or permits in the three jurisdictions in which it operates gaming activities (Nevada, Colorado and Iowa). In each such jurisdiction, regulatory requirements must be complied with, applications filed, and/or approvals obtained in connection with the Harveys merger.

         The respective obligations to each party to effect the Harveys merger are subject to, among other things, the condition that all licenses, permits, registrations, authorizations, consents, waivers, orders, findings of suitability or other approvals required to be obtained from, and all filings, notices or declarations required to be made with, any gaming authority to permit Harveys Acq Corp and Harveys to consummate the Harveys merger and to permit the surviving corporation and each of its subsidiaries to conduct their businesses in the jurisdictions regulated by such gaming authorities after the effective time in the same manner as conducted by Harveys and its subsidiaries prior to the effective time shall have been obtained or made, as applicable; provided, that no such gaming approval shall obligate Harveys Acq Corp or any of its affiliates to obtain any consent, approval, license, waiver, order, decree, determination of suitability or other authorization with respect to any limited partner of any affiliate of Harveys Acq Corp.

         Review of the Harveys merger by gaming regulatory authorities will involve examination of the structure of Harveys and its financial stability after the Harveys merger and will require the demonstration of qualifications and suitability of key individuals associated with PH Casino Resorts and Colony HCR Voteco. The failure to obtain the required approval of the Harveys merger, or the failure to comply with the procedural requirements prescribed by any applicable gaming regulatory authority, or the failure of Harveys or such key individuals to qualify or make disclosure or license applications as required, or a determination that Harveys Acq Corp or any of its affiliates is required to obtain any consent, approval, license, waiver, order, decree, determination of suitability or other authorization with respect to any limited partner of any affiliate of Harveys Acq Corp, may result in the loss of license or denial of application for licensure in one or all jurisdictions. Gaming authorities also will be reviewing the Pinnacle merger.

         The following is an abbreviated description of the various gaming regulatory requirements applicable to the Harveys merger. For a more detailed description of these gaming regulatory requirements generally, please see "-Regulatory Matters" in Item 1 of the Annual Report on Form 10-K of Harveys for the year ended November 30, 1999. See "Where You Can Find More Information."

         Nevada Gaming Regulations. The ownership and operation of casino gaming facilities in Nevada are subject to the Nevada Gaming Control Act and the regulations of the Nevada Gaming Commission and the Nevada State Gaming Control Board (collectively, the "Nevada Act") and various local ordinances and regulations. Harveys' gaming operations are subject to the licensing and regulatory control of the Nevada Gaming Commission, the Nevada State Gaming Control Board, the Clark County Liquor and Gaming Licensing Board and Washoe County (collectively, the "Nevada Gaming Authorities").

         Regulations of the Nevada Gaming Commission provide that control of a registered publicly traded corporation such as Harveys cannot be acquired through a tender offer, merger, consolidation, acquisition of assets, management or consulting agreements or any form of takeover whatsoever without the prior approval of the Nevada Gaming Commission. PH Casino Resorts will file applications seeking the necessary approvals with the Nevada State Gaming Control Board and the Nevada Gaming Commission. The Nevada State Gaming Control Board reviews and investigates applications for approval and makes recommendations on those applications to the Nevada Gaming Commission for final action. There can be no assurance that these approvals will be granted or will be granted on a timely basis or without burdensome conditions. Furthermore, any such approval, if granted, does not constitute a finding, recommendation or approval by the Nevada State Gaming Control Board or the Nevada Gaming Commission as to the merits of the Harveys merger. Any representation to the contrary is unlawful. In seeking approval to consummate the Harveys merger, PH Casino Resorts must satisfy the Nevada Gaming Commission as to a variety of stringent standards. The Nevada State Gaming Control Board and the Nevada Gaming Commission will consider all relevant material facts in determining whether to grant this approval and may consider not only the effects of the Harveys merger but also any other facts that are deemed relevant. Such facts may include, among others, (1) the business history of the applicant, including its record of financial stability, integrity and success of its operations, as well as its current business activities, (2) the adequacy of the proposed financing, (3) the Pinnacle merger and (4) whether the Harveys merger will create a significant risk that Harveys or its subsidiaries will not satisfy their financial obligations as they become due or satisfy all financial and regulatory requirements imposed by the Nevada Act.

         The Nevada State Gaming Control Board and the Nevada Gaming Commission also will consider whether the Harveys merger is in the best interests of the State of Nevada under the multiple licensing criteria in the Nevada Act. Among other factors set forth in such multiple licensing criteria, they may consider whether the Harveys merger would pose problems or create a monopoly, and what the result of the Harveys merger will be in respect of the percentage of interest of Harveys to similarly situated competitors on a statewide, countrywide and geographical basis in the following categories; total number of slot machines, total number of games, total number of tables, gross revenue, percentage tax, casino entertainment tax, number of rooms available for the public, number of employees hired and total payroll. Following receipt of the necessary approvals of the Nevada Gaming Commission and completion of the Harveys merger, Harveys will be registered by the Nevada Gaming Commission as an intermediary company of its gaming subsidiaries.

         PH Casino Resorts will file an application with the Nevada State Gaming Control Board and the Nevada Gaming Commission to be registered as a publicly traded corporation and to be found suitable as the sole stockholder of Pinnacle and Harveys at the time of completion of the mergers. In addition, certain officers, directors and key employees of PH Casino Resorts at the time of completion of the mergers who will be actively and directly involved in Pinnacle's and Harveys' gaming activities may also be required to be found suitable or licensed by the Nevada Gaming Authorities. The Nevada Gaming Authorities may deny an application for licensing, a finding of suitability or registration for any cause that they deem reasonable. A finding of suitability is comparable to licensing, and both require the submission of detailed personal and financial information followed by a thorough investigation. All individuals required to file applications for findings of suitability as officers and directors of PH Casino Resorts at the time of completion of the mergers will file applications with the Nevada State Gaming Control Board and the Nevada Gaming Commission. Approvals may also be required to be obtained in connection with the financing for the mergers and such approvals will be applied for. There can be no assurances that these approvals will be granted or will be granted within this time.

         Colorado Gaming Regulations. The ownership and operation of casino gaming in Colorado is subject to the Colorado Limited Gaming Act and the regulations promulgated thereunder (collectively, the "Colorado Regulations") by the Colorado Limited Gaming Control Commission (the "Colorado Commission"). Under the Colorado Regulations, Harveys Casino Resorts is a "publicly traded corporation" since it is the reporting company subject to Section 15(d) of the Exchange Act. Under the Colorado Regulations, the merger transactions would need to be reported to the Colorado Division of Gaming (the "Colorado Division") within 10 days after their closing since they result in a new entity, PH Casino Resorts, indirectly owning 5% or more of Harveys Wagon Wheel Hotel/Casino, the Colorado licensed subsidiary (the "Colorado Subsidiary"). In addition, under the Colorado Regulations, since PH Casino Resorts and R.D. Hubbard, the current Chairman of the Board of Pinnacle, also would indirectly own 10% or more of the Colorado Subsidiary, both are required to file for licensing as an "associated person' of the Colorado Subsidiary. Although the prior approval of the merger transactions, and PH Casino Resorts and Mr. Hubbard as associated persons, by the Colorado Commission is not legally required, the post-merger failure of PH Casino Resorts to be found suitable would jeopardize the Colorado Subsidiary's gaming license and would require Harveys Casino Resorts and the Colorado Subsidiary to disassociate themselves with PH Casino Resorts, including, without limitation, refusing to pay it any dividend or recognize its vote. Hence, if PH Casino Resorts were not found suitable, the transaction would need to be unwound or the Colorado Subsidiary's gaming license could be revoked. Similarly, if Mr. Hubbard were not found suitable, his stock in PH Casino Resorts would need to be redeemed and he could not be associated with PH Casino Resorts. An applicant must prove by clear and convincing evidence that it is qualified in accordance with the provisions of the Colorado Regulations, which include an investigation into its moral character, prior activities, criminal records, financial and personal background and associations. The Colorado Commission has informed PH Casino Resorts that, given the time required for background investigations, it is likely that the Colorado Commission will not be able to make a finding of suitability for Mr. Hubbard and PH Casino Resorts any earlier than November 2000.

         The Colorado regulators also reserve the right to review Pinnacle as an affiliated company of Harveys Casino Resorts and the Colorado Subsidiary. In the event that the Colorado regulators find Pinnacle unsuitable, they could disapprove the ownership by PH Casino Resorts.

         In addition, if there are individuals, other than Mr. Barrack and Mr. Hubbard who are directors or officers of PH Casino Resorts, or if there are other key employees of PH Casino Resorts, such individuals likely will be required to be found suitable either as associated persons or key employees. The approval of such suitability or licensing is not required prior to the closing of the merger transactions, however, if such individuals are not found suitable or licensed, then the Colorado Subsidiary's license would be in jeopardy unless PH Casino Resorts, Harveys Casino Resorts, or the Colorado Subsidiary, as applicable, terminates its relationship with such individuals.

         The Colorado regulators also reserve the right to review the suitability of any persons or entities providing financing, directly or indirectly, to the Colorado Subsidiary or with respect to the merger, Harveys and PH Casino Resorts. Although the Colorado Regulations do not require prior approval for such financing, the Colorado regulators reserve the right to require the termination of such financing if a person or entity is required to be found suitable and is not found suitable.

         There can be no assurance that any of the approvals required of the Colorado regulators will be granted on a timely basis or without burdensome conditions. PH Casino Resorts and Mr. Hubbard have filed applications to be associated persons of the Colorado Subsidiary and the Colorado Subsidiary has filed a change in ownership application to take into consideration PH Casino Resorts and Mr. Hubbard's indirect ownership of the Colorado Subsidiary.

         Iowa Gaming Regulations. The ownership and operation of gambling boats in Iowa is subject to the authority of the Iowa Racing and Gaming Commission (the "Iowa Commission"), chapters 99D and F of the Code of Iowa and the rules and regulations promulgated thereunder and various local regulations.

         The Iowa Commission has broad statutory authority to regulate, monitor and supervise the activities of its various licensees. Following the issuance of a gaming license, the Iowa Commission monitors and supervises the activities of the licensees. Material contracts (over $50,000) to be entered into by the licensee, changes in ownership of the licensee, management contracts and acquisitions of interest in other gambling activities by the licensee or its owners must all be reported to and approved by the Iowa Commission. In addition, any financing arrangements involving the Iowa licensees as signatories must be approved by the Iowa Commission. The Iowa Commission has been notified of the pending mergers and filings have been made.


                             DISSENTERS' RIGHTS

         The information contained herein with respect to dissenters' rights and in Annex B is being provided for informational purposes only, to satisfy the disclosure requirements of the federal securities laws. Each of the holders of Harveys Class A common stock has agreed to waive such holder's right to assert dissenters' rights in connection with the Harveys merger.

         Absent such a waiver, holders of Harveys Class A common stock would be entitled to assert dissenters' rights under Nevada law in connection with the Harveys merger and to obtain payment of the fair value of their shares of Harveys Class A common stock, provided that they otherwise complied with the applicable requirements of Nevada law. Fair value means the value of the shares immediately before the effective date of the Harveys merger, excluding any appreciation or depreciation in anticipation of the Harveys merger unless such exclusion would be inequitable. This right to dissent is set forth in Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes, and copies of these sections are included in this information statement as Annex B.

         The description of dissenter's rights and Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes contained in this information statement does not purport to be complete and is qualified in its entirety by reference to the text of Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes, which is incorporated in this information statement by reference.

DISSENTER'S NOTICE

         The Nevada Revised Statutes require Harveys to deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert dissenters' rights. As stated above, each of the holders of Harveys Class A common stock has agreed to waive such holder's right to assert dissenters' rights in connection with the Harveys merger. As a result, none of the holders of Harveys Class A common stock is entitled to assert dissenters' rights or to receive a dissenter's notice in connection with the Harveys merger.

DEMAND FOR PAYMENT

         The dissenters' notice would have been required, among other things, to supply a form for demanding payment, state where the demand for payment must be sent and where and when certificates for shares must be deposited and set a date by which Harveys must receive the demand for payment.

         An eligible stockholder wishing to dissent from the Harveys merger would have been required deliver to Harveys a demand for payment for his or her shares of Harveys Class A common stock, together with the certificates for such shares. The form for demanding payment would have required, among other things, a stockholder to certify whether he or she acquired beneficial ownership of such shares of Harveys Class A common stock before April 17, 2000, the date of the first announcement of the terms of the Harveys merger to the news media or to Harveys stockholders.

         If a stockholder did not submit the payment demand form and the Harveys Class A common stock certificates by such deadline, the stockholder would no longer have been a dissenting stockholder and his or her shares of Harveys Class A common stock would have been entitled only to be converted automatically into shares of PH Casino Resorts Class A common stock in accordance with the Harveys merger agreement.

         All references in this summary to a "stockholder" are to the record holder of the dissenting shares. If dissenting shares were held of record in the name of another person, such as a broker or nominee, the dissenting stockholder would have been required to act promptly to cause such record holder to follow properly and in a timely manner the steps described in this summary and in Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes to perfect dissenters' rights.

PAYMENT FOR SHARES

         Within 30 days after receiving a dissenting stockholder's payment demand form and Harveys Class A common stock certificates, Harveys would have been required to pay such dissenting stockholder, provided that such stockholder complied with the requirements of Nevada law, in accordance with Nevada law, Harveys' estimate of the fair value of the Harveys Class A common stock for which certificates were submitted, plus accrued interest. Accompanying the payment would have been financial statements for Harveys as of and for the end of a fiscal year ending not more than 16 months before the date of payment and the latest available interim financial statements, if any. Also accompanying the payment would have been a statement of Harveys' estimate of the fair value of the shares, an explanation of how the interest was calculated and a statement of the dissenting stockholder's rights to demand payment of such stockholder's estimate of fair value, and a copy of Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes.

         If the dissenting stockholder was not the beneficial owner of the shares before the date the terms of the Harveys merger were first announced to the news media or to Harveys stockholders, Harveys would have had the right to elect to withhold payment from such dissenter. To the extent that Harveys elected to withhold payment from such dissenter, after effecting the Harveys merger, Harveys would have been required to estimate the fair value of such holder's shares, plus accrued interest, and to offer to pay this amount to each dissenter who agreed to accept it in full satisfaction of his or her demand. Accompanying the offer would have been a statement of Harveys' estimate of the fair value of the shares, an explanation of how the interest was calculated and a statement of the dissenting stockholder's rights to demand payment of such stockholder's estimate of fair value, and a copy of Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes.

         If a dissenting stockholder believed that the amount paid or offered for such holder's shares was less than the fair value of such holder's shares or that the interest due was incorrectly calculated, such dissenting stockholder would have had the right to notify Harveys in writing of his or her own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of his or her estimate, less any prior payment for such shares. Or, if the dissenting stockholder was only entitled to receive Harveys' offer to pay fair value as described in the immediately preceding paragraph, the dissenting stockholder would have had the right to reject the offer and demand payment of the dissenting stockholder's estimate of the fair value of his or her shares and interest due. If a dissenting stockholder did not send a notice demanding additional payment within 30 days after Harveys made or offered payment for his or her shares, the dissenting stockholder would not have had the right to receive any amount in excess of the estimate of fair value, plus accrued interest, already paid or offered by Harveys.

COURT PROCEEDING TO DETERMINE FAIR VALUE

         If a demand for payment remained unsettled for 60 days following Harveys' receipt of the payment demand, Harveys would have been required to petition a court to determine the fair value of the shares and accrued interest. Court costs would have been paid by Harveys unless the court found that one or more dissenting stockholders acted arbitrarily, vexatiously or not in good faith in demanding payment, in which case, some or all court costs may have been allocated to such dissenting stockholder or stockholders. Attorneys' and experts' fees may have been assessed against Harveys if the court found that Harveys did not comply with Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes or acted arbitrarily, vexatiously or not in good faith with respect to such rights. Attorneys' and experts' fees also may have been assessed against one or more dissenting stockholders if those stockholders acted arbitrarily, vexatiously or not in good faith with respect to their rights under Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes

         Holders of Harveys Class A common stock should be aware that the fair value of Harveys Class A common stock determined pursuant to Nevada law could have been more than, the same as, or less than the value of the PH Casino Resorts Class A common stock that they are entitled to receive pursuant to the Harveys merger agreement.

         Failure to comply strictly with all the conditions for asserting rights as a dissenting shareholder, including the time limits referred to in Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes, would have resulted in loss of such dissenters' rights, and such dissenters' shares would have been entitled only to be converted automatically into shares of PH Casino Resorts common stock in accordance with the Harveys merger agreement.


                        THE HARVEYS MERGER AGREEMENT

         The terms and conditions of the Harveys merger are contained in the Harveys merger agreement, a copy of which is included in this information statement as Annex A. You are urged to read the Harveys merger agreement carefully. The descriptions of the material terms and conditions of the Harveys merger agreement are set forth below and are qualified in their entirety by reference to the complete text of the Harveys merger agreement.

EFFECTIVE TIME

         The Harveys merger agreement provides that the Harveys merger will become effective at the time that the articles of merger are duly filed with the Nevada Secretary of State or at a later time that may be agreed to by the parties to the Harveys merger agreement. The filing of the articles of merger will be made no later than the third business day after the date on which all of the conditions to the parties' obligations to consummate the Harveys merger are met. See "--Conditions to the Harveys merger."

CONVERSION OF SHARES

         As of the effective time of the Harveys merger, each share of Harveys Class A common stock issued and outstanding immediately prior to the effective time (other than shares held by Harveys, Harveys Acq Corp or Harveys' other subsidiaries) will be converted into and will become 1.25379 shares of PH Casino Resorts Class A common stock, and each share of Harveys Class B common stock, outstanding immediately prior to the effective time (other than shares held by Harveys, Harveys Acq Corp or Harveys' other subsidiaries) will be converted into and will become 1.25379 shares of PH Casino Resorts Class B common stock. All shares of Harveys common stock held by Harveys or any of its subsidiaries will be canceled and retired, and each issued and outstanding share of common stock of Harveys Acq Corp will be converted into and become one share of common stock of Harveys, as the surviving corporation in the Harveys merger.

EXCHANGE OF SHARES

         Immediately prior to the effective time, Harveys Acq Corp will designate a bank or trust to act as exchange agent in the Harveys merger.

         DO NOT SEND YOUR STOCK CERTIFICATES AT THIS TIME. YOU WILL RECEIVE A LETTER OF TRANSMITTAL AND FURTHER INSTRUCTIONS AS SOON AS PRACTICABLE AFTER THE EFFECTIVE TIME OF THE HARVEYS MERGER.

         Each holder of shares of Harveys common stock that have been converted into the right to receive shares of PH Casino Resorts common stock will be entitled to receive such shares of PH Casino Resorts common stock upon surrender of such holder's certificate or certificates representing such holder's shares of Harveys common stock, together with a duly executed letter of transmittal and such other documents as may reasonably be required by the exchange agent. The Harveys stock certificate or certificates surrendered will be canceled.

         All shares of PH Casino Resorts common stock delivered upon surrender of the Harveys stock certificates will be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Harveys common stock previously represented by such certificates, and there will be no further registration of transfers on the stock transfer books of the surviving corporation of shares of capital stock which were outstanding immediately prior to the effective time. If, after the effective time, certificates are presented to the surviving corporation or the exchange agent for any reason, they will be canceled and exchanged for shares of PH Casino Resorts common stock pursuant to the terms of the Harveys merger agreement, except as otherwise provided by law.

STOCK OPTIONS

         At the effective time, all outstanding employee stock options of Harveys will be canceled and exchanged for options to purchase the number of shares of PH Casino Resorts Class A common stock or PH Casino Resorts Class B common stock, as applicable, equal to the product determined by multiplying (1) the number of Harveys stock options times (2) 1.25379. The PH Casino Resorts stock options will have an exercise price per share equal to the quotient of (1) the exercise price of the Harveys stock options prior to the Harveys merger divided by (2) 1.25379. The PH Casino Resorts options otherwise will have terms identical to those of the Harveys stock options.

CONDITIONS TO THE HARVEYS MERGER

         The respective obligations of each party to effect the Harveys merger are subject to the satisfaction or waiver on or prior to the closing date of the Harveys merger of a number of conditions, including:

        o no statute, rule, regulation, order, decree or injunction preventing consummation of the Harveys merger, the Pinnacle merger or the transactions contemplated by the Harveys merger agreement shall be in effect;

        o all licenses, permits, registrations, authorizations, consents, waivers, orders, findings of suitability or other approvals required to be obtained from, and all filings, notices or declarations required to be made with, any gaming authority to permit Harveys Acq Corp and Harveys to consummate the Harveys merger and to permit the surviving corporation and each of its subsidiaries to conduct their businesses in the jurisdictions regulated by such gaming authorities after the effective time in the same manner as conducted by Harveys and its subsidiaries prior to the effective time shall have been obtained or made, as applicable; provided, that no such gaming approval shall obligate Harveys Acq Corp or any of its affiliates to obtain any consent, approval, license, waiver, order, decree, determination of suitability or other authorization with respect to any limited partner of any affiliate of Harveys Acq Corp;

        o all consents, waivers, orders, approvals, authorizations, registrations, findings of suitability and action of any governmental entity shall have been obtained or made, free of any condition;

        o all conditions to the closing of the Pinnacle merger shall have been satisfied or waived, and the other transactions contemplated by the Pinnacle merger agreement (other than the Harveys merger) shall have been consummated; and

        o Harveys shall have received any and all consents necessary from the Harveys compliance committee.

TERMINATION

         The Harveys merger agreement may be terminated at any time prior to the effective time by written consent of each of the parties.

AMENDMENT AND WAIVER

         The Harveys merger agreement may be amended at any time by an instrument in writing signed on behalf of each of the parties.

         At any time prior to the effective time, the parties may (1) extend the time for performance of any of the obligations or other acts of the other parties, (2) waive any inaccuracies in the representations and warranties of the other party contained in the Harveys merger agreement or in any document delivered pursuant to the Harveys merger agreement or waive compliance by the other party with any of the agreements or conditions contained in the Harveys merger agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.


         INTERESTS OF CERTAIN PERSONS IN THE HARVEYS MERGER

RELATIONSHIP WITH COLONY CAPITAL LLC

         The capital stock of Harveys is owned by Colony Investors III, L.P., Colony HCR Voteco, LLC and members of Harveys senior management. Such members of Harveys senior management are referred to herein as the "Harveys management stockholders." See "-Directors and management of the surviving corporation."

         As of August 18, 2000, the Class A common stock and voting power of Harveys was owned approximately 96.8% by Colony HCR Voteco and approximately 3.2% by the Harveys management stockholders, and the non-voting Class B common stock of Harveys was owned approximately 96.8% by Colony Investors III and approximately 3.2% by the Harveys management stockholders. Harveys also has outstanding shares of Series A preferred stock and shares of Series B preferred stock. Each share of preferred stock is convertible into shares of the corresponding class of Harveys common stock. Colony HCR Voteco owns all of the shares of Harveys Series A preferred stock, and Colony Investors III owns all of the shares of Harveys Series B preferred stock.

         In connection with, and immediately prior to the consummation of the mergers, Colony HCR Voteco and Colony Investors III each intends to convert all of the shares of Harveys preferred stock owned by it into shares of Harveys common stock. As a result of the conversion, the Harveys preferred stock will be converted in the aggregate into approximately 2,873,092 shares of Harveys common stock. In connection with the conversion, the accrued and unpaid dividends on the shares of Harveys preferred stock will be paid in additional shares of Harveys common stock at an implied price per share of $43.17, which price takes into account the issuance of shares of PH Casino Resorts common stock pursuant to the Pinnacle merger. It is estimated that at the time of the conversion the aggregate amount of such accrued and unpaid dividends on the Harveys preferred stock will be approximately $16 million. As a result, immediately prior to the Harveys merger, Colony HCR Voteco and Colony Investors III will receive in the aggregate approximately 370,630 shares of PH Casino Resorts common stock in payment of the accrued and unpaid dividends.

         Following the mergers, PH Casino Resorts and its subsidiaries will be supported by Colony Capital LLC and its affiliates. Upon the consummation of the mergers (assuming no additional equity investment by affiliates of Colony Capital), Colony HCR Voteco will own approximately 82.7% of the issued and outstanding Class A common stock and voting power of PH Casino Resorts and the remainder of the outstanding Class A common stock and voting power of PH Casino Resorts will be owned by the Harveys management stockholders (approximately 1.7%) and members of Pinnacle senior management (referred to herein as the "Pinnacle management stockholders") (approximately 15.6%). See "-Retained equity interest in PH Casino Resorts."

RETAINED EQUITY INTEREST IN PH CASINO RESORTS

         As discussed above, Colony Investors III, Colony HCR Voteco, the Harveys management stockholders and the Pinnacle management stockholders will have a continuing ownership interest in PH Casino Resorts following the mergers. Based on the number of shares of PH Casino Resorts common stock to be issued in connection with the mergers, immediately following the completion of the mergers (assuming no equity investment in PH Casino Resorts by affiliates of Colony Capital), it is currently expected that the Class A common stock and voting power of PH Casino Resorts will be owned approximately as follows:

        o      82.7% by Colony HCR Voteco

        o      1.7% by the Harveys management stockholders

        o 15.6% by the Pinnacle management stockholders, including R.D. Hubbard, the current Chairman of the Pinnacle board of directors

         Based on the number of shares of PH Casino Resorts common stock to be issued in connection with the mergers, immediately following the completion of the mergers (assuming no equity investment in us by affiliates of Colony Capital), it is currently expected that the Class B common stock of PH Casino Resorts will be owned approximately in the same proportions by the same persons, except that Colony Investors III instead of Colony HCR Voteco will be the Colony Capital affiliate owning approximately 82.7% of PH Casino Resorts Class B common stock.

         In addition, Colony Capital has advised the Louisiana Gaming Control Board of Colony Capital's willingness to make a $50 million equity investment in PH Casino Resorts to the extent necessary to support the fifteenth and final gaming license to be issued by the Louisiana Gaming Control Board should such license be awarded to Pinnacle and should the Pinnacle merger close. In November 1999, Pinnacle filed an application for such license, seeking approval to operate a cruising riverboat casino, hotel and golf course resort complex in Lake Charles, Louisiana. Colony Capital has advised Pinnacle that it is Colony Capital's intention to make such an equity investment at the closing of the mergers even if the fifteenth license is not awarded to Pinnacle. Such equity investment would be on the same terms as the equity investments being made in PH Casino Resorts by Pinnacle management and Harveys management, respectively, pursuant to their exchange of Pinnacle common stock and Harveys common stock for PH Casino Resorts common stock pursuant to the Pinnacle merger and the Harveys merger. However, Colony Capital and its affiliates are under no obligation to make such equity investment or any other investment in PH Casino Resorts or its subsidiaries, and no assurances can be given that any such equity investment will be made. If such equity investment is made, each of the Harveys management stockholders and each of the Pinnacle management stockholders has the right to contribute to PH Casino Resorts an additional amount up to his pro rata share of such equity investment in order to prevent the dilutive effect of such equity investment. None of the Harveys management stockholders or Pinnacle management stockholders has yet decided whether he will make such an additional contribution.

         In addition, the Harveys merger agreement provides that at the effective time, all outstanding employee stock options of Harveys will be canceled and exchanged for options to purchase the number of shares of PH Casino Resorts Class A common stock or PH Casino Resorts Class B common stock, as applicable, equal to the product determined by multiplying (1) the number of Harveys stock options times (2) 1.25379. The PH Casino Resorts stock options will have an exercise price per share equal to the quotient determined by dividing (1) the exercise price of the Harveys stock options prior to the Harveys merger by (2) 1.25379. The PH Casino Resorts options otherwise will have terms identical to those of the Harveys stock options.

DIRECTORS AND MANAGEMENT OF PH CASINO RESORTS FOLLOWING THE MERGERS

         Upon consummation of the mergers, subject to licensing and regulatory requirements and in accordance with agreements among the parties, it is currently contemplated that the PH Casino Resorts board of directors will include Thomas J. Barrack, Jr. and, as Chairman, R.D. Hubbard. Mr. Barrack is the current Chairman of the board of directors of Harveys and also owns a membership interest in Colony HCR Voteco. See "Share Ownership by Principal Stockholders, Management and Directors." Mr. Hubbard is the current Chairman of the board of directors of Pinnacle. The PH Casino Resorts board of directors also may include other nominees determined by Colony Investors III or otherwise in accordance with agreements among the parties. The size of the PH Casino Resorts board following the mergers has not been determined and no other determinations have been made as to board composition following the mergers.

         In accordance with agreements among the parties, it also is currently expected that Mr. Hubbard will be a member of, and Mr. Barrack will be designated Chairman of, the executive committee of the PH Casino Resorts board of directors. The PH Casino Resorts board of directors will delegate to the executive committee substantially all of its powers to govern the business and affairs of Pinnacle. Affiliates of Colony Investors III designated for the PH Casino Resorts board of directors (other than PH Casino Resorts and its subsidiaries) also shall constitute a majority of the compensation committee, if any, of the PH Casino Resorts board of directors.

DIRECTORS AND MANAGEMENT OF THE SURVIVING CORPORATION

         The Harveys merger agreement provides that the directors of Harveys Acq Corp immediately prior to the Harveys merger will be the directors of the surviving corporation. The sole director of Harveys Acq Corp is Mr. Barrack.

         The Harveys merger agreement provides that the officers of Harveys immediately prior to the Harveys merger will be the officers of the surviving corporation. The officers of Harveys as of the date of this information statement are as follows:


        NAME                                 POSITION
 ------------------    ------------------------------------------------------
 Charles W. Scharer    President and Chief Executive Officer

 John J. McLaughlin    Chief Financial Officer, Treasurer and Secretary

 Gary D. Armentrout    Senior Vice President-Business Development and
                       Government Relations

 Gary D. Armentrout    Senior Vice President-Business Development and
                       Government Relations

 James J. Rafferty     Senior Vice President-Corporate Marketing

 Edward B. Barraco     Senior Vice President and General Manager of Harveys
                       Wagon Wheel

 William R. Stephens   Senior Vice President and General Manager of Harveys
                       Resort

 Verne H. Welch, Jr.   Senior Vice President and General Manager of Harveys
                       Casino Hotel

 John R. Bellotti      Corporate Vice President of Human Resources

         Such officers are referred to in this information statement as the "Harveys management stockholders." See "-Relationship with Colony Capital LLC."

STOCKHOLDERS AGREEMENT

         The Harveys management stockholders are parties to a stockholders agreement, dated as of February 2, 1999, with Harveys, Colony HCR Voteco and Colony Investors III. This section summarizes the material terms of the stockholders agreement, as it will govern the relationships among Harveys management, Colony HCR Voteco and Colony Investors III as stockholders of PH Casino Resorts (collectively, the "PHCR stockholders"). This summary is qualified in its entirety by reference to the stockholders agreement which has been filed as an exhibit to Harveys' Annual Report on Form 10-K for the period ended November 30, 1998 and which is incorporated in this information statement by reference. See "Where You Can Find More Information."

         Restrictions on transfer of PH Casino Resorts common stock

         The stockholders agreement will prohibit any Harveys management stockholder from directly or indirectly selling, assigning, hypothecating or otherwise transferring any shares of PH Casino Resorts common stock owned by it, except following the closing of a registered public offering of PH Casino Resorts's common stock (an "IPO"), and except for transfers expressly permitted by the stockholders agreement, without the express written consent of Colony HCR Voteco, which consent may be granted or denied in Colony HCR Voteco's sole and absolute discretion. Neither PH Casino Resorts nor any of the PHCR stockholders has any current plans with respect to a registered public offering of PH Casino Resorts common stock, Harveys common stock or Pinnacle common stock. However, an IPO is one of the many alternatives which the board of directors and management of PH Casino Resorts, Harveys and Pinnacle will continue to evaluate following the Harveys merger and Pinnacle merger.

         Transfers expressly permitted by the stockholders agreement include:

        o the transfer of PH Casino Resorts common stock by any Harveys management stockholder to PH Casino Resorts, Colony HCR Voteco, Colony Investors III or their respective affiliates, provided that the transferee has all necessary gaming approvals and agrees in writing to be bound by the provisions of the stockholders agreement,

        o the transfer by any PHCR stockholder to its respective controlling stockholder, 80% or more owned subsidiary or, in the case of an individual stockholder, spouse or immediate family member, provided that the transferee has all necessary gaming approvals, and

        o any sale or other disposition by a Harveys management stockholder pursuant to his or her tag-along rights described below. See "--Tag-along rights of Harveys management stockholders."

         In addition, the stockholders agreement will prohibit a Harveys management stockholder from transferring any of his or her shares of PH Casino Resorts common stock if, after giving effect to and as a result of that transfer, that Harveys management stockholder would hold a different proportion of voting and non-voting PH Casino Resorts common stock.

         Right of first offer by Harveys management stockholders

         Each time that a Harveys management stockholder proposes to transfer any shares of PH Casino Resorts common stock owned by him or her, that Harveys management stockholder must first offer the shares of PH Casino Resorts common stock he or she proposes to transfer (the "offered shares") to PH Casino Resorts. In the event that PH Casino Resorts does not elect to purchase any or all of the offered shares within the time period specified in the stockholders agreement, the right to purchase the offered shares passes automatically from PH Casino Resorts to Colony HCR Voteco and Colony Investors III. If all of the offered shares are not purchased by PH Casino Resorts, Colony HCR Voteco or Colony Investors III within the time period specified in the stockholders agreement, then such Harveys management stockholder has the right, for a specified period of time, to sell or otherwise dispose of the remaining offered shares at the price, and upon terms and conditions not materially more favorable to the proposed purchaser in the aggregate than the terms and conditions, at which the offered shares were offered to PH Casino Resorts, Colony HCR Voteco and Colony Investors III.

         The right of first offer does not apply to:

        o any repurchase of equity securities by PH Casino Resorts upon the retirement or termination of a Harveys management stockholder except as described below, or

        o any transfers by Harveys management stockholders expressly permitted by the stockholders agreement.

         The right of first offer provision terminates following the consummation of an IPO.

         Termination of employment of Harveys management stockholders

         If a Harveys management stockholder ceases to be employed by PH Casino Resorts and the repurchase by PH Casino Resorts of PH Casino Resorts common stock owned by that Harveys management stockholder is not governed by any other agreement between PH Casino Resorts and that Harveys management stockholder, then all of the shares of PH Casino Resorts common stock owned by that the Harveys management stockholder become subject to the right of first offer described above at a proposed offer price equal to the "fair market value" of such shares on the date of termination of the Harveys management stockholder's employment with PH Casino Resorts. "Fair market value"' means the closing sale price of such shares if PH Casino Resorts common stock of the same class is publicly traded or, if PH Casino Resorts common stock of the same class is not publicly traded, then fair market value will be determined by negotiation between the PH Casino Resorts board of directors and the Harveys management stockholder or, in the event that the PH Casino Resorts board of directors and the Harveys management stockholder cannot agree, by arbitration.

         Tag-along rights of Harveys management stockholders

         If Colony HCR Voteco or Colony Investors III proposes to offer a certain percentage of the shares of PH Casino Resorts common stock owned by Colony HCR Voteco or Colony Investors III to any non-affiliate, then each of the Harveys management stockholders has the right to elect to include, at his or her sole option, in that offer the same relative percentage of shares of PH Casino Resorts common stock owned by such Harveys management stockholder; provided that Colony HCR Voteco and Colony Investors III will have the right to acquire any shares of PH Casino Resorts common stock which any Harveys management stockholder elects to include in the offer on the same terms and at the same times as such shares would otherwise be sold to the non-affiliate.

         However, Harveys management stockholders have no tag-along rights if:

        o after the consummation of the offer Colony HCR Voteco, Colony Investors III and their respective affiliates will own in the aggregate at least 80% of the outstanding common equity of PH Casino Resorts, if on or before an IPO,

        o after the consummation of the offer Colony HCR Voteco, Colony Investors III and their respective affiliates will own in the aggregate at least 50% of the outstanding common equity of PH Casino Resorts, if after an IPO, or

        o if the number of shares of PH Casino Resorts common stock to be offered by Colony HCR Voteco, Colony Investors III or any of their respective affiliates represents in the aggregate no greater than 20% of the aggregate shares of PH Casino Resorts common stock held by Colony HCR Voteco or Colony Investors III as of the closing of the transactions contemplated by the Harveys merger agreement and the other transaction documents.

          Sale of PH Casino Resorts or Public Offering of PH Casino Resorts Common Stock

         If Colony HCR Voteco, Colony Investors III or any of their respective affiliates proposes at any time to sell to a non-affiliate shares of PH Casino Resorts common stock representing 90% or more of the outstanding common equity of PH Casino Resorts or proposes to undertake an IPO, the Harveys management stockholders agree to consent to and raise no objections (including, without limitation, asserting appraisal or similar rights) against:

        o any sale by Colony HCR Voteco, Colony Investors III or their respective affiliates to a non-affiliate having all requisite gaming law approvals of shares of PH Casino Resorts common stock representing 90% or more of the outstanding common equity of PH Casino Resorts, or

        o any IPO which Colony HCR Voteco, Colony Investors III or any of their respective affiliates proposes to undertake.

         In addition, each of the Harveys management stockholders agrees to take additional actions to facilitate such sale or IPO, including:

        o voting all of the shares of PH Casino Resorts common stock held by him or her, if a vote of stockholders is required, to approve such sale,

        o selling all of the shares of PH Casino Resorts common stock held by him or her at the price and on the terms and conditions upon which Colony HCR Voteco, Colony Investors III or their respective affiliates propose to sell or otherwise dispose of the shares of PH Casino Resorts common stock held by them,

        o if requested by Colony HCR Voteco, Colony Investors III or their respective affiliates, consenting to and raising no objections to any recapitalization or reclassification of the equity securities of PH Casino Resorts, including any related amendment to the certificate of incorporation of PH Casino Resorts, required to facilitate such sale or IPO, provided that with respect to each class of PH Casino Resorts common stock all shares of that class are treated identically in the recapitalization, reclassification and amendment, as applicable, and

        o taking all other actions in his or her capacity as a stockholder that Colony HCR Voteco, Colony Investors III or their respective affiliates reasonably deem necessary or desirable in connection with the consummation of such sale or IPO.

         Such actions include agreeing to be subject to "lock-up" restrictions in the case of an IPO that are no more restrictive than those to which the other Harveys management stockholders having commensurate job duties and responsibilities are subject (or if such Harveys management stockholder is not employed by PH Casino Resorts at such time, then no more restrictive than those to which any other PHCR stockholder is subject) and in the case of a sale that are no more restrictive than those to which any other PHCR stockholder is subject.

         Registration rights

         Holders of PH Casino Resorts common stock will have incidental registration rights if, after an IPO, PH Casino Resorts proposes to register any of its common stock under the Securities Act of 1933, as amended, in connection with a public offering solely for cash, other than by a registration in connection with an acquisition or in a manner which would not permit registration of shares of PH Casino Resorts common stock held by the PHCR stockholders.

         Termination of stockholders agreement

         The stockholders agreement will terminate upon the earliest to occur of:

        o termination by written agreement of Colony HCR Voteco, Colony Investors III and the other PHCR stockholders party to the stockholders agreement,

        o Harveys management stockholders or any of their respective controlling stockholders, 80% or more owned subsidiaries or, in the case of an individual Harveys management stockholder, spouses or immediate family members, no longer beneficially own any shares of PH Casino Resorts common stock (except if the foregoing results from a transfer in violation of the stockholders agreement), or

        o Colony HCR Voteco, Colony Investors III or their respective affiliates own shares of PH Casino Resorts common stock representing less than 25% of the outstanding common equity of PH Casino Resorts (except if the foregoing results from a transfer in violation of the stockholders agreement).

         In addition, a management stockholder will cease to be a party or have any rights under the stockholders agreement if and when that management stockholder ceases to beneficially own any shares of PH Casnio Resorts common stock.


                     COMPARISON OF RIGHTS OF HOLDERS OF
  HARVEYS CLASS A COMMON STOCK AND PH CASINO RESORTS CLASS A COMMON STOCK

         We currently are incorporated under the laws of the State of Nevada. The rights of our stockholders currently are governed by the Nevada Business Corporation Law and our articles of incorporation and bylaws. PH Casino Resorts will be incorporated under the laws of the State of Delaware. Following the Harveys merger, stockholders of Harveys will become stockholders of PH Casino Resorts and their rights will be governed by the Delaware General Corporation Law and the certificate of incorporation and bylaws of PH Casino Resorts.

         The following is a summary of the principal differences between the current rights of Harvey stockholders and the rights which such persons would have as PH Casino Resorts stockholders. This summary is not intended to be complete and is qualified in its entirety by reference to the relevant provisions of our articles of incorporation and bylaws, the certificate of incorporation and bylaws of PH Casino Resorts, and Nevada and Delaware law.


                                   HARVEYS CASINO RESORTS                      PH CASINO RESORTS
                                        (NEVADA)                                    (DELAWARE)
BOARD OF DIRECTORS

Number of directors    Nevada law requires that a corporation         Delaware law also provides that the
                       have at least one director.  A                 number of directors shall be fixed by or
                       corporation may provide in its articles of     in the manner provided by the bylaws.
                       incorporation or bylaws for a fixed
                       number of directors or a variable number       If the number is fixed in the bylaws, the
                       of directors within a fixed minimum and        board acting alone may change the
                       maximum, and for the manner in which           number of directors, unless the directors
                       the number of directors may be                 are not authorized to amend the bylaws.
                       increased or decreased.                        Delaware law also permits fixing the
                                                                      number in the certificate of
                       If the number is fixed in the bylaws, the      incorporation.  If the number is fixed in
                       board acting alone may change the              the certificate of incorporation, however,
                       number of directors, unless the directors      the number of directors may be changed
                       are not authorized to amend the bylaws.        only in the manner specified in the
                       If the number is fixed in the articles of      certificate of incorporation or by
                       incorporation, however, the number of          amendment of the certificate of
                       directors may be changed only in the           incorporation, which amendment would
                       manner specified in the articles of            require stockholder and board approval.
                       incorporation or by amendment of the
                       articles of incorporation, which               The bylaws and certificate of
                       amendment would require stockholder            incorporation of PH Casino Resorts
                       and board approval.                            contain provisions identical to those in
                                                                      the articles of incorporation and bylaws,
                       Our bylaws provide that the board of           respectively, of Harveys with respect to
                       directors shall consist of at least one        the number of directors.  The sole
                       individual and that subject to any             director of PH Casino Resorts currently
                       limitation in Nevada law, the articles of      is Thomas J. Barrack, Jr.
                       incorporation or the bylaws, the number
                       of directors may be changed from time          In accordance with agreements among
                       to time by resolution adopted by the           the parties, upon consummation of the
                       board of directors.  Our articles of           Pinnacle merger and subject to licensing
                       incorporation provide that the number of       and regulatory requirements, it is
                       directors shall be as from time to time        currently contemplated that the PH
                       fixed by, or in the manner provided in,        Casino Resorts board of directors will
                       the bylaws.  The Harveys board of              include R.D. Hubbard as Chairman and
                       directors currently consists of three          Mr. Barrack.  The PH Casino Resorts
                       directors.                                     board of directors also may include
                                                                      other nominees determined by Colony
                                                                      Investors III or otherwise in accordance
                                                                      with agreements among the parties.  See
                                                                      "Interest of Certain Persons in the
                                                                      Harveys Merger-Directors and
                                                                      management of PH Casino Resorts."

                                                                      The size of the PH Casino Resorts board
                                                                      following the Pinnacle merger has not
                                                                      been determined and no other
                                                                      determinations have been made as to
                                                                      board composition following the Pinnacle
                                                                      merger.

Removal of directors   Nevada law provides that any director or       Delaware law provides that directors or
                       one or more incumbent directors may be         the entire board may be removed with or
                       removed, with or without cause, by the         without cause by holders of a majority
                       vote of stockholders representing not          of the shares entitled to vote at an
                       less than two-thirds of the voting power       election of directors, unless the board is
                       of the issued and outstanding stock            classified (which the board of PH Casino
                       entitled to voting power, unless the           Resorts is not), in which case
                       articles of incorporation require a greater    stockholders may remove directors only
                       vote or unless the corporation has             for cause unless the certificate of
                       cumulative voting.  Our articles of            incorporation provides otherwise.
                       incorporation do not require a greater
                       vote and we do not have cumulative             In addition, if a director is elected by a
                       voting.                                        class or series of capital stock, only that
                                                                      class or series may remove such director
                       In addition, any director elected by a class   without cause.
                       or series of capital stock may be removed
                       only by the requisite proportion of votes of   The bylaws of PH Casino Resorts contain
                       that class or series, and not the votes of     an identical provision.
                       the outstanding shares as a whole.

                       Our bylaws provide that subject to any rights of holders of preferred stock, any director may be removed from office by the affirmative vote of the holders of at least two-thirds of the voting power of all shares of the corporation entitled to vote generally in the election of directors (voting as a single class).

Vacancies              Nevada law provides that any vacancy           Delaware law provides that vacancies
                       on the board of directors, including a         and newly created directorships may be
                       vacancy resulting from an increase in          filled by a majority of the directors then
                       the number of directors, may be filled by      in office (even if less than a quorum),
                       a majority of the remaining directors          unless otherwise provided in the
                       (even if less than a quorum), unless           certificate of incorporation or bylaws.
                       otherwise provided by the articles of          The certificate of incorporation and
                       incorporation.  Our articles of                bylaws of PH Casino Resorts do not
                       incorporation do not provide otherwise.        provide otherwise.

                       Our bylaws similarly provide that              The bylaws of PH Casino Resorts
                       subject to the rights of holders of            contain an identical provision.
                       preferred stock, any vacancies on the board
                       of directors may be filled only by a majority
                       of the vote of directors then in office
                       (though less than a quorum) or by a sole
                       remaining director.


Cumulative voting      Nevada law provides that the articles of       Delaware law does not permit
                       incorporation may provide for                  cumulative voting for directors unless
                       cumulative voting for directors.  Our          expressly authorized by the certificate of
                       articles of incorporation expressly            incorporation.  The certificate of
                       prohibit cumulative voting.                    incorporation of PH Casino Resorts
                                                                      expressly prohibits cumulative voting.

LIMITATION OF          Nevada law permits a corporation to limit      Delaware law permitsna corporation to
DIRECTOR LIABILITY     a director's personal liability, with          limit a director's personal liability, with
                       specified exceptions, provided that the        specified exceptions, provided that the
                       corporation's articles of incorporation must   corporation's certificate of incorporation
                       set forth any such limitation.                 must set forth any such limitation.

                       The specified exceptions are                   The specified exceptions are liability

                       (1)      for acts or omissions which
                                involve intentional misconduct,       (1)      for monetary damages for
                                fraud or a knowing violation of                breach of the director's duty of
                                law, or                                        loyalty,

                       (2)      for the payment of unlawful           (2)      for acts or omissions not in
                                distributions (which is defined                good faith or which involve
                                to include the declaration or                  intentional misconduct or a
                                payment of a dividend, a                       knowing violation of law,
                                purchase, redemption or other
                                acquisition of shares, a              (3)      for the payment of unlawful
                                distribution of indebtedness, or               dividends to stockholders or
                                otherwise) to stockholders.                    unlawful stock repurchases or
                                                                               redemptions,or
                       Our articles of incorporation contain
                       such a limitation.                             (4)      for any transaction from which
                                                                               the director derived an
                                                                               improper personal benefit.

                                                                       The certificate of incorporation of PH Casino
                                                                       Resorts contains such a limitation.


INDEMNIFICATION OF DIRECTORS AND OFFICERS

Discretionary                 Nevada law permits a corporation to      Delaware has a similar provision.
indemnification               indemnify any person who was or is a
                              party or is threatened to be a party to
                              any proceeding, because of such person's
                              service as an officer, director,
                              employee or agent of the corporation,
                              against liability incurred if such
                              person:

                             o         acted in good faith, and

                             o         in a manner such person
                                       reasonably believed to be in,
                                       or not opposed to, the best
                                       interests of the corporation.

                              In a criminal proceeding, such person
                              also is required not to have had
                              reasonable cause to believe that his or
                              her conduct was unlawful.


Mandatory                     A corporation must indemnify any             Delaware has a similar requirement with
indemnification               director, officer, employee or agent         respect to present or former officers and
                              against expenses actually and                directors.
                              reasonably incurred by such person in
                              defense of a proceeding in which such
                              person is successful on the merits or
                              otherwise.

Advancement                   Nevada law provides that the                 Delaware has a similar provision
of expenses                   articles of incorporation, bylaws or         although such provision is not required
                              an agreement made by the corporation         to be set forth in the articles, bylaws or
                              may permit a corporation to advance          an agreement made by the corporation.
                              expenses incurred in defending any
                              proceeding upon receipt of an
                              undertaking by or on behalf of the
                              director or officer to repay
                              the amount advanced if it is ultimately
                              determined that such person is not
                              entitled to indemnification by the
                              corporation.  Our articles of
                              incorporation contain a provision
                              permitting the corporation to advance
                              expenses.

Indemnification for           Nevada law provides that a corporation       Delaware has a similar provision
derivative actions            may indemnify a person in a derivative       although it does not expressly include
                              action for expenses reasonably and           amounts paid in settlement.
                              actually incurred by such person and for
                              amounts paid in settlement if:

                             o         the standard of conduct
                                       described above for non-
                                       derivative actions is met, and

                             o         such person is not adjudged
                                       liable to the corporation or for
                                       amounts paid in settlement.

                              Nevada law also provides that even if
                              a person is adjudged liable to the
                              corporation, the court deciding the
                              proceeding may make a special
                              determination that such person is
                              fairly and reasonably entitled to
                              indemnification in view of all of the
                              circumstances, despite such
                              adjudication of liability.

Determination of              Under Nevada law, a corporation may          Under Delaware law,a similar
indemnification               not indemnify a person unless a              determination must be made that the
                              "determination" is made that                 person to be indemnified has met the
                              indemnification is proper under the          applicable standard of conduct.
                              circumstances.  Such determination must      However, there is no requirement of
                              be made:                                     a quorum of disinterested directors.

                              o        by the stockholders,

                              o        by the affirmative vote of a
                                       majority of disinterested
                                       directors, or

                              o        if the board cannot make the
                                       determination because of a lack
                                       of a quorum of disinterested
                                       directors or if the board
                                       otherwise directs, by
                                       independent legal counsel in a
                                       written opinion.

Expansion of statutory        Under Nevada law, the statutory              Delaware has a similar provision
indemnification               provisions for indemnification may be        although Delaware law does not
                              expanded by the articles of                  expressly permit expansion by the
                              incorporation, bylaw, agreement, vote of     certificate of incorporation and does not
                              stockholders, vote of disinterested          have a similar limitation on discretionary
                              directors or otherwise, though               indemnification or advancement of
                              limitations could be imposed by a court      expenses.
                              on grounds of public policy.

                              In addition, Nevada law provides that
                              neither discretionary indemnification
                              nor advancement of expenses may be
                              made to or on behalf of any director
                              or officer if a final adjudication
                              establishes that such person's acts or
                              omissions involved intentional
                              misconduct, fraud or knowing violation
                              of the law and were material to the
                              cause of action.

Charter and bylaw             Our articles of incorporation are silent     The certificate of incorporation of PH
provisions                    with respect to indemnification.             Casino Resorts provides that the
                                                                           corporation shall indemnify its
                                                                           directors and officers to the
                                                                           fullest extent permitted by Delaware
                                                                           law.

STOCKHOLDER MEETINGS

Special meeting               Nevada law provides that a meeting of        Delaware law provides that a special
                              stockholders may be held in the manner       meeting of stockholders may be called
                              provided by the bylaws and requires that     by:
                              notice of the meeting be signed by the
                              president or a vice president, or the        o         the board of directors or
                              secretary, or an assistant secretary, or
                              by such other natural person as the bylaws   o         any other person authorized to
                              prescribe or permit the board of directors             do so in the certificate of
                              to designate.                                          incorporation or bylaws.

                              Our bylaws provide that special meetings
                              may be called by:                            The bylaws of PH Casino Resorts have
                                                                           an identical provision.
                              o         the board of directors pursuant
                                        to a resolution approved by a
                                        majority of the entire board,

                              o         the chief executive officer, or

                              o         the president.

Action by written consent     Under Nevada law, stockholders may act       Delaware law permits a majority of
                              without a meeting by written consent         stockholders to act by written consent,
                              signed by the proportion of voting           without a meeting, unless a
                              power required to take action at a           corporation's certificate of incorporation
                              meeting, unless the articles of              provides otherwise.  The certificate of
                              incorporation or bylaws provide              incorporation of PH Casino Resorts
                              otherwise.  Our articles of incorporation    does not provide otherwise.
                              and bylaws do not provide otherwise.

Quorum                        Unless otherwise stated in the articles,     Under Delaware law, unless stated
                              the presence in person or by proxy           otherwise in the certificate of
                              (regardless of whether the proxy has         incorporation or bylaws, the presence in
                              authority to vote on all matters) of a       person or by proxy of a majority of the
                              majority of the voting power constitutes     outstanding shares entitled to vote
                              a quorum at any meeting of                   constitutes a quorum at any meeting of
                              stockholders.  There is no statutory         stockholders.  However, a quorum
                              lower limit on a quorum.  Our bylaws         cannot be specified to be less than 1/3
                              provide for a quorum of a majority of the    of the outstanding shares entitled to
                              voting power.                                vote.  The bylaws of PH Casino Resorts
                                                                           provide for a quorum of a majority of the
                                                                           shares entitled to vote.

Rights of inspection          Under Nevada law, any stockholder of         Under Delaware law, a stockholder may
                              record who owns, or who has been             inspect a corporation's stock ledger,
                              authorized in writing by holders of, at      stockholder list and other books and
                              least 15% of all of the issued and           records during normal business hours
                              outstanding shares of stock, upon at         as long as such inspection is for a
                              least five days' written demand, is          proper purpose and as long as the
                              entitled to inspect in person or by agent    stockholder has made proper written
                              or attorney, during normal business          demand under oath stating the purpose
                              hours, the books of account and all          of the inspection.  A "proper purpose"
                              financial records of the corporation, to     is a purpose reasonably related to the
                              make extracts therefrom and to conduct       interests of the inspecting person as a
                              an audit of such records.                    stockholder.

                              These rights may be denied to any
                              stockholder upon his or her refusal to
                              furnish the corporation an affidavit that such inspection, extracts or audit is not desired for any purpose not related to his or her interest in the corporation as a stockholder.

Preemptive rights             Our articles of incorporation provide that   The certificate of incorporation of PH
                              no stockholders of Harveys shall have any   Casino Resorts contains an identical
                              preemptive rights.                           provision.

APPRAISAL AND DISSENTERS'     Nevada law provides that stockholders        Delaware law provides for appraisal
RIGHTS                        have dissenters' rights, subject to some     rights, subject to some exceptions, in
                              exceptions, in the event of:                 the event of:

                              o         a merger,                          o         a merger or consolidation, or

                              o         an exchange, or                    o         if the certificate of
                                                                                     incorporation so provides, an
                              o         if otherwise provided by the                 amendment to its certificate
                                        articles, bylaws or board                    of incorporation, any merger or
                                        resolution.                                  consolidation in which the
                                                                                     corporation is a constituent
                              However, a stockholder is not entitled to              corporation or the sale of all
                              dissenters' rights if such stockholder                 or substantially all of the assets
                              owns shares of a class that either is                  of the corporation.
                              listed on a national securities exchange
                              or included in the national market system    Delaware law does not recognize a
                              of Nasdaq or is held of record by more       concept comparable to an exchange
                              than 2,000 stockholders unless:              under Nevada law.

                              o        the articles provide otherwise,     Delaware law has a similar exception
                                       or                                  with respect to publicly traded or widely
                                                                           held securities.
                              o        stockholders are required to
                                       accept anything other than
                                       (1) cash, (2) equity interests in
                                       the surviving or acquiring
                                       entity or (3) equity interests in
                                       any other entity which are
                                       listed on a national securities
                                       exchange or included in the
                                       national market system of
                                       Nasdaq or held of record by
                                       more than 2,000 stockholders.

                              The corporation must pay stockholders        The corporation pays stockholders
                              exercising dissenters' rights the            exercising appraisal rights only after
                              corporation's estimation of fair value       final court resolution of any dispute as
                              prior to final court resolution of any       to the fair value of the shares.
                              dispute as to the fair value of the
                              shares.

                              Legal fees and expenses may be allocated     Legal fees and expenses are
                              to the corporation as well as the            allocated among the dissenting
                              dissenting stockholders.                     stockholders and not to the
                                                                           corporation.

                              The court is prohibited from taking into     The court is statutorily prohibited
                              account any appreciation in the fair value   from taking into account any
                              of the shares in anticipation of the         appreciation in the fair value of
                              corporate action unless exclusion would be   the shares attributable to the
                              inequitable.                                 accomplishment or expectation of the
                                                                           transaction giving rise to appraisal
                                                                           rights.

MERGERS AND OTHER             Nevada law provides that a majority of       Delaware law provides that a majority of
FUNDAMENTAL TRANSACTIONS      the voting power must approve any            the outstanding stock entitled to vote,
                              fundamental corporate transaction such       voting as a single class, must approve
                              as a merger, exchange or sale of all or      any fundamental corporate transaction
                              substantially all of the corporation's       such as a merger or sale of all or
                              assets unless the articles of                substantially all of the corporation's
                              incorporation or the board requires a        assets.
                              greater vote or a vote by classes of
                              stockholders.

DISSOLUTION                   Under Nevada law, a resolution to            Under Delaware law, unless the board of
                              dissolve must be approved by the board       directors adopts a resolution to dissolve
                              of directors and the dissolution must be     the corporation, the dissolution must be
                              recommended to the stockholders for          approved by 100% of the voting power
                              approval.  The dissolution must be           of the corporation.  If the board adopts a
                              approved by a majority of the voting         resolution to dissolve the corporation,
                              power.                                       the dissolution must be approved by a
                                                                           majority of the shares entitled to vote.

AMENDMENTS TO CHARTER         Nevada law provides that an amendment to     Delaware law provides that an
                              the articles of incorporation must be        amendment to the certificate of
                              approved by a majority of the voting         incorporation must be approved by a
                              power, unless the articles of                majority of the outstanding stock
                              incorporation require a greater vote.        entitled to vote thereon, and a majority
                                                                           of the outstanding stock of each
                              However, the holders of outstanding shares   class entitled to vote thereon,
                              of a class are entitled to vote as a         voting as a single class.
                              separate class upon a proposed amendment
                              if the amendment would:                      However, the holders of outstanding
                                                                           shares of a class are entitled to
                              o        increase or decrease the            vote as a separate class upon a
                                       aggregate number of authorized      proposed amendment, whether or not
                                       shares of such class, or            entitled to vote thereon by the
                                                                           certificate of incorporation, if the
                              o        alter or change any preference      amendment would:
                                       or any relative or other right
                                       given to that class.                o        increase or decrease the
                                                                                    aggregate number of authorized
                                                                                    shares of such class,

                                                                           o        increase or decrease the par
                                                                                    value of the shares of such
                                                                                    class, or

                                                                           o        alter or change the
                                                                                    powers, preferences or
                                                                                    special rights of the
                                                                                    shares of such class so as
                                                                                    to affect them adversely.

AMENDMENTS TO BYLAWS          Nevada law provides that subject to any      Under Delaware law, only
                              bylaws adopted by the stockholders, the      stockholders have the power to amend
                              board of directors may make the bylaws.      the bylaws unless the certificate
                                                                           of incorporation gives the
                                                                           board of directors the power to
                                                                           amend the bylaws. In such a case,
                                                                           Delaware law does not limit the
                                                                           board's power to make changes in the
                                                                           bylaws. The fact that power is
                                                                           conferred on the board also does not
                                                                           limit the power of the stockholders
                                                                           to amend the bylaws.

                              Our bylaws provide that the bylaws or        The certificate of incorporation of PH
                              any provision of the bylaws may be           Casino Resorts has an identical provision.
                              amended, altered or repealed:

                              o        by the board of directors, or

                              o        by the affirmative vote of at
                                       least 66 2/3% of the voting
                                       power of the outstanding
                                       shares of capital stock.

                              Our bylaws also provide that additional
                              bylaws not inconsistent with the existing bylaws may be adopted by the board of directors, subject to alteration, amendment or repeal by the stockholders as described above.

AUTHORIZED CAPITAL STOCK      Our authorized capital consists of:          PH Casino Resorts'authorized capital
                                                                           consists of:
                              o        20,000,000 shares of common
                                       stock, par value $0.01 per share,   o        40,000,000 shares of common
                                       consisting of 10,000,000 shares              stock, par value $0.01 per
                                       of Class A common stock and                  share, consisting of
                                       10,000,000 shares of Class B                 20,000,000 shares of Class
                                       common stock, and                            A common stock and
                                                                                    20,000,000 shares of Class
                                                                                    B common stock, and
                              o        1,000,000 shares of preferred
                                       stock, par value $0.01 per share.   o        1,000,000 shares of preferred
                                                                                    stock, par value $0.01 per share.

                              Our Class A common stock and Class B         PH Casino Resorts Class A common
                              common stock are identical except that       stock and PH Casino Resorts Class B
                              our Class B common stock is no-voting.       common stock are identical except
                                                                           that PH Casino Resorts Class B
                                                                           common stock is non-voting.

                                                                           The terms of the PH Casino Resorts
                                                                           Class A common stock and Class B
                                                                           common stock are identical to the
                                                                           terms of the Harveys Class A common
                                                                           stock and Class B common stock,
                                                                           respectively.

DIVIDENDS AND                 Nevada law does not have statutory           Delaware law permits a corporation to
DISTRIBUTIONS                 definitions of capital or surplus.           pay dividends out of surplus, which is
                                                                           the excess of net assets of the
                              Instead, Nevada law provides that a          corporation over capital, or, if the
                              corporation may make a distribution          corporation does not have adequate
                              (which is defined to include the             surplus, out of net profits for the current
                              declaration or payment of a dividend, a      or immediately preceding fiscal year,
                              purchase, redemption or other                unless the net assets are less than the
                              acquisition of shares, a distribution of     capital of any outstanding preferred
                              indebtedness, or otherwise) to               stock.
                              stockholders if after giving effect to
                              such distribution the corporation would
                              be able to pay its debts as they become
                              due in the usual course of business, or
                              the corporation satisfies a solvency test.

STOCK REPURCHASES             Nevada law does not have statutory           Under Delaware law, a corporation
                              definitions of capital or surplus.           may not purchase or redeem its own
                                                                           shares if its capital is impaired
                              Instead, Nevada law permits a corporation    (i.e., the value of its net assets
                              to purchase or redeem its own shares if      is less than the amount designated
                              after giving effect thereto it would be      as capital) or if the purchase or
                              able to pay its debts as they become due     redemption would cause its capital
                              in the usual course of business or if it     to be impaired. However, a Delaware
                              satisfies a statutory solvency test.         corporation may purchase or redeem
                                                                           preferred shares out of capital if
                                                                           the shares will then be retired,
                                                                           reducing the capital of the
                                                                           corporation.

INTERESTED DIRECTOR AND       Nevada law provides that a contract or       Delaware has a similar provision
OFFICER TRANSACTIONS          transaction with an interested director      with respect to any contract or
                              or officer transaction is not void or        transaction with an interested
                              voidable if:                                 director or officer.

                              o        the existence of the interest is
                                       know to the board of directors
                                       or committee and the board of
                                       directors authorizes the
                                       contract or transaction in good
                                       faith by a sufficient vote, not
                                       counting the vote of any
                                       interested directors,

                              o        the fact of the interest is know
                                       to the stockholders and the
                                       stockholders approve the
                                       contract or transaction in good
                                       faith by a majority of the voting
                                       power,

                              o        the fact of the interest is known
                                       to the director or officer at the
                                       time the transaction is brought
                                       before the board of directors
                                       for action, or

                              o        the contract or transaction is
                                       fair to the corporation at the
                                       time it is authorized or
                                       approved.

CONTROL SHARE ACQUISITION     Nevada has a "control share acquisition      Delaware does not have a control share
STATUTE                       statute" which limits the voting rights of   acquisition statute.
                              shares acquired by a person when that
                              person acquires a controlling interest in
                              a corporation. A "controlling interest"
                              means an interest that entitles a person
                              to exercise voting power in the election
                              of directors equal to (1) 1/5 or more but
                              less than 1/3, (2) 1/3 or more but less
                              than 1/2, or (3) a majority or more of all
                              the voting power of the corporation.

                              An acquiring person obtains voting rights in the control shares only if holders of a majority of the voting power
                              (or in some cases, a majority of the
                              voting power of each class) approve a
                              resolution granting voting rights in the control shares.

BUSINESS COMBINATION          Nevada law precludes a corporation           Delaware law has a similar provision but
STATUTE                       from engaging in any "combination"           defines an interested stockholder as any
                              with any person that owns 10% or more        person that owns 15% or more of the
                              of its outstanding voting stock (an          corporation's outstanding voting stock.
                              "interested stockholder") for a period of
                              three years following the time that such     In addition, under Delaware law, board
                              stockholder became an interested             approval is not the only means to avoid
                              stockholder, subject to some exceptions,     application of the three-year waiting
                              unless the combination or the purchase       period.  Delaware law provides that the
                              of shares made by the interested             three-year waiting period also does not
                              stockholder was approved by the board        apply if:
                              of directors.
                                                                           o        once the transaction which
                              A "combination" includes, among other                 resulted in the stockholder
                              things:                                               owning 15% or more of the
                                                                                    outstanding voting stock of the
                              o        mergers or consolidations,                   corporation is completed, such
                                                                                    stockholder owns at least 85%
                              o        some sales, leases, mortgages,               of the voting stock of the
                                       pledges or other dispositions                corporation outstanding at the
                                       of assets having specified                   time that the transaction
                                       relative market values,                      commenced; or

                              o        some transactions which would      o         at or after the time the
                                       result in increasing the                     stockholder obtains 15% or
                                       proportionate shares of the                  more of the outstanding voting
                                       corporation owned by the                     stock of the corporation, the
                                       interested stockholder, and                  business combination is
                                                                                    approved by the board of
                              o        the receipt of benefits, except              directors and authorized at an
                                       proportionately as a                         annual or special meeting of
                                       stockholder, by the interested               stockholders (and not by
                                       stockholder.                                 written consent) by the
                                                                                    affirmative vote of at
                                                                                    least 66 2/3% of the
                                                                                    outstanding voting stock
                                                                                    that is not owned by the
                                                                                    acquiring stockholder.

                              Following the three-year waiting             Unlike Nevada law, Delaware law does
                              period, a combination with an                not impose any additional requirements
                              interested stockholder is                    on business combinations after the
                              permitted only if specified board and        three-year waiting period.
                              stockholder approval or minimum
                              consideration requirements are met.

CASE LAW                      Nevada does not have a body of judicial      A substantial body of case law exists
                              interpretation comparable to that of         interpreting the corporation laws of
                              Delaware.                                    Delaware.

COURT SYSTEMS                 Nevada has not established a special         Delaware has established a system of
                              system of courts equivalent to the           Chancery Courts to adjudicate matters
                              Delaware Chancery Courts.  Matters           arising under the Delaware General
                              arising under the Nevada Business            Corporation Law.
                              Corporation Law are adjudicated by
                              general state courts.

EXCHANGE ACT                  Our Harveys Class A common stock is          Upon consummation of the Harveys
REGISTRATION                  registered under Section 12(g) of the        merger, it is executed that the Class
                              Exchange Act.                                A common stock of PH Casino Resorts will be
                                                                           registered under Section 12(g) of the Exchange
                                                                           Act and PH Casino Resorts will be the
                                                                           successor registrant to Harveys under
                                                                           the Exchange Act and will assume the
                                                                           obligations of Harveys under the
                                                                           Exchange Act.




LEVERAGE AND LIQUIDITY

         Harveys. As of May 31, 2000, we had outstanding long-term indebtedness (excluding any property level indebtedness) consisting of $150 million of our 10 5/8% Senior Subordinated Notes due 2006 (plus unamortized premium thereon of approximately $6.1 million) and approximately $233.0 million of outstanding borrowings under our existing credit facility (with approximately $48.5 million in letters of credit exposure).

         PH Casino Resorts. Upon completion of the mergers, it is expected that PH Casino Resorts will have outstanding a substantial amount of consolidated debt in relation to its stockholders' equity. PH Casino Resorts or its affiliates expect to enter into new financing arrangements in connection with the Pinnacle merger, the Harveys merger and the other transactions contemplated by the merger agreements. The amount and terms of financing and the use of the proceeds of any such financing will be determined by the PH Casino Resorts board of directors. The PH Casino Resorts board of directors has not determined with certainty the amount, terms or use of proceeds of the financing. However, PH Casino Resorts has received a commitment letter with respect to a $900 million aggregate principal amount senior secured credit facility and PH Casino Resorts and certain of its affiliates have received "highly confident letters" with respect to $550 million aggregate principal amount of senior subordinated debt. The senior secured credit facility is expected to be secured by a security interest in substantially all of the assets of PH Casino Resorts and the assets of PH Casino Resorts' direct and indirect domestic subsidiaries, including Harveys and Pinnacle, and 65% of the stock of its foreign subsidiaries. In addition, if all of Harveys' and Pinnacle's currently outstanding debt is not repaid or redeemed prior to the closing of the mergers, PH Casino Resorts may have additional indebtedness upon completion of the mergers. It is a condition to the consummation of the Pinnacle merger that, to the extent required in connection with the transactions contemplated by the Pinnacle merger agreement, a subsidiary of PH Casino Resorts shall have received valid consents and related tenders under the outstanding principal amount of debt of Harveys and Pinnacle pursuant to tender offers for such debt.

         Immediately following completion of the mergers, PH Casino Resorts' only material assets will be its ownership interests in its subsidiaries, including Harveys and Pinnacle. Consequently, PH Casino Resorts will depend on distributions or other intercompany transfers of funds from its subsidiaries to meet its debt service and other obligations. As a result, the substantial amount of debt expected to be incurred by PH Casino Resorts in connection with the mergers and the other transactions contemplated by the merger agreements, as well as the guarantees of and security interests in the assets of Harveys, could have important consequences for holders of PH Casino Resorts common stock and for Harveys, including, but not limited to:

         o limiting PH Casino Resorts' ability to satisfy its obligations with respect to the new notes and Harveys' ability to satisfy its obligations with respect to its existing debt;

         o increasing PH Casino Resorts' and Harveys' vulnerability to general and local adverse economic and industry conditions;

         o limiting the ability of PH Casino Resorts and Harveys to obtain additional financing to fund future working capital, capital expenditures and other general corporate requirements;

         o requiring a substantial portion of PH Casino Resorts' and its subsidiaries' (including Harveys') cash flow from operations to be used for the payment of principal and interest on the debt, reducing PH Casino Resorts' and its subsidiaries' ability to use their cash flow to fund working capital, capital expenditures and general corporate requirements;

         o limiting PH Casino Resorts' and Harveys' flexibility in planning for, or reacting to, changes in their business and the industry; and

         o disadvantaging PH Casino Resorts compared to competitors with less debt or greater resources.

         Subject to the terms of the senior secured credit facility and the other debt of PH Casino Resorts following the completion of the mergers, PH Casino Resorts may be able to borrow additional debt in the future and, as a result, could face additional or increased risks related to its leverage and liquidity or otherwise.




                             SHARE OWNERSHIP BY
              PRINCIPAL STOCKHOLDERS, MANAGEMENT AND DIRECTORS

         The following table sets forth as of August 18, 2000, beneficial ownership of Harveys' Class A common stock, Harveys' only class of voting securities, by (1) all persons who are beneficial owners of more than 5% of Harveys Class A common stock, (2) each director and officer of Harveys, and
(3) all directors and executive officers of Harveys, as a group. Except as otherwise indicated, Harveys believes that the beneficial owners of the Harveys Class A common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Unless otherwise indicated, the business address of each person listed below is Highway 50 and Stateline Avenue, P.O. Box 128, Lake Tahoe, Nevada 89449. As of August 18, 2000, there were 40,091 shares of Harveys Class A common stock outstanding.


                                                                NUMBER OF SHARES OF       PERCENT OF
                                                                  CLASS A COMMON           CLASS A
                                                                STOCK BENEFICIALLY          COMMON
NAME OF BENEFICIAL OWNER                                               OWNED                STOCK
------------------------                                        -------------------       ----------
Colony HCR Voteco, LLC
   1999 Avenue of the Stars, Suite 1200
   Los Angeles, California 90067............................       38,800(1), (2)           96.8%
Thomas J. Barrack, Jr. (3)
  1999 Avenue of the Stars, Suite 1200
  Los Angeles, California 90067.............................               38,800           96.8%
Kelvin L. Davis (3),(4)
  345 California Street, Suite 3300
  San Francisco, California 94014...........................               38,800           96.8%
Charles W. Scharer                                                              *               *
John J. McLaughlin                                                              *               *
Gary D. Armentrout                                                              *               *
James J. Rafferty                                                               *               *
Verne H. Welch, Jr.                                                             *               *
All directors and executive officers as a group (10                        40,351          100.0%
persons) (3),(5)


________________________________
* Less than one percent.
(1) Does not include shares of Harveys Class A common stock issuable upon conversion of the shares of Harveys Series A preferred stock owned by Colony HCR Voteco.
(2) Pursuant to the Transfer Restriction Agreement, by and among Colony HCR Voteco, Colony Investors III, Mr. Barrack and Mr. Davis, dated as of February 2, 1999, Colony Investors III has the right to acquire shares of Harveys Class A common stock owned by Colony HCR Voteco on each occasion that Colony Investors III proposes to transfer any shares of Harveys Class B common stock held by it to a proposed purchaser who, in connection with such proposed transfer, has obtained all licenses, permits, registrations, authorizations, consents, waivers, orders, findings of suitability or other approvals required to be obtained from, and has made all filings, notices or declarations required to be made with, all gaming authorities under all applicable gaming laws (an "Approved Sale"). In such event, Colony Investors III shall have an option to purchase from Colony HCR Voteco the number of shares Harveys Class A common stock equal to the product of (a) the number of shares of Harveys Class A common stock held by Colony HCR Voteco and (b) the fraction whose numerator is the number of shares of Harveys Class B common stock proposed to be sold by Colony Investors III in the Approved Sale and whose denominator is the number of shares of Harveys Class B common stock held by Colony Investors III.
(3) Messrs. Barrack and Davis are the Managers of Colony HCR Voteco, and thereby each may be deemed to have beneficial ownership of the Harveys Class A common stock owned of record by Colony HCR Voteco. Messrs. Barrack and Davis disclaim beneficial ownership of such shares of Harveys Class A common stock.
(4) Mr. Davis' membership interest in Colony HCR Voteco is anticipated to be redeemed, subject to the receipt of applicable regulatory approvals, either prior to or following the closing of the Harveys merger.
(5) Includes options held by members of Harveys management and which are exercisable within 60 days of the date of this table to purchase 260 shares of Harveys Class A common stock.


                    WHERE YOU CAN FIND MORE INFORMATION

AVAILABLE INFORMATION

         We are subject to the information requirements of the Exchange Act and in accordance therewith file reports and other information with the Securities and Exchange Commission. Such reports and other information may be read and copied at the following locations:


 Public Reference Room   New York Regional Office  Chicago Regional Office
       Room 1024           7 World Trade Center        Citicorp Center
    Judiciary Plaza             Suite 1300                Suite 1400
450 Fifth Street, N.W.      New York, NY 10048     500 West Madison Street
Washington, D.C. 20549                                Chicago, IL 60661

         You also may obtain copies of this information by mail from the Public Reference Room of the Securities and Exchange Commission at prescribed rates. Further information on the operation of the Securities and Exchange Commission's Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330.

         The Securities and Exchange Commission also maintains an Internet web site that contains reports, proxy statements and other information about issuers, such as Harveys, who file electronically with the Securities and Exchange Commission. The address of that site is http://www.sec.gov.

INFORMATION ABOUT THE PINNACLE MERGER

         Information relating to the Pinnacle merger and the Pinnacle merger agreement is contained in the definitive proxy statement of Pinnacle, which was filed by Pinnacle with the Securities and Exchange Commission on August 23, 2000, as supplemented by the supplement thereto filed with the Securities and Exchange Commission on September 19, 2000. This document may be inspected and copied at the Securities and Exchange Commission's public reference facilities listed above or accessed electronically by means of the Securities and Exchange Commission's Internet web site referenced above.




                                                                       ANNEX A









                        AGREEMENT AND PLAN OF MERGER



                         DATED AS OF APRIL 17, 2000



                                   AMONG



                          PH CASINO RESORTS, INC.



                           HARVEYS CASINO RESORTS



                                    AND



                      HARVEYS ACQUISITION CORPORATION




                  AGREEMENT AND PLAN OF MERGER dated as of April 17, 2000 (this "Agreement"), among PH CASINO RESORTS, INC., a Delaware corporation ("PHCR"), HARVEYS CASINO RESORTS, a Nevada corporation ("Harveys"), and HARVEYS ACQUISITION CORPORATION, a Nevada corporation ("Harveys Acq Corp").

                            W I T N E S S E T H

                  WHEREAS, PHCR is a wholly-owned subsidiary of Harveys and Harveys Acq Corp is a wholly-owned subsidiary of PHCR;

                  WHEREAS, the respective Boards of Directors of Harveys and Harveys Acq Corp have determined that the merger of Harveys Acq Corp with and into Harveys (the "Merger"), upon the terms and subject to the conditions set forth in this Agreement, is advisable and in the best interests of their respective corporations and stockholders, and have approved this Agreement;

                  WHEREAS, the entry into this Agreement and the consummation of the transactions herein described are expressly conditional on the simultaneous entry into an agreement and plan of merger (the "Pinnacle Merger Agreement") among Pinnacle Entertainment, Inc., a Delaware corporation ("Pinnacle"), Pinnacle Acquisition Corporation, a Delaware corporation ("Pinnacle Acq Corp") and PHCR;

                  WHEREAS, for Federal income tax purposes, the parties intend that the Merger and the merger of Pinnacle Acq Corp with and into Pinnacle (the "Pinnacle Merger") pursuant to the Pinnacle Merger Agreement, viewed as a single transaction or as a series of transactions pursuant to a single plan, qualifies as an exchange under section 351 of the Internal Revenue Code of 1986 (the "Code");

                  NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:


                                 ARTICLE I

                                DEFINITIONS

                  Capitalized and certain other terms used in this Agreement and not otherwise defined have the meanings set forth in the Pinnacle Merger Agreement. Unless the context otherwise requires, such terms shall include the singular and plural and the conjunctive and disjunctive forms of the terms defined.


                                 ARTICLE II

                                 THE MERGER

                  SECTION 2.01. The Merger. Upon the terms and subject to the conditions set forth in this Agreement and the articles of merger or other appropriate documents (in any such case, the "Articles of Merger") required by law in connection with the Merger, and in accordance with the applicable provisions of the Nevada Revised Statutes, as amended (the "NRS"), Harveys Acq Corp shall be merged with and into Harveys. Following the Merger, Harveys shall continue as the surviving corporation (the "Harveys Surviving Corporation") and the separate existence of Harveys Acq Corp will cease.

                  SECTION 2.02. Closing. The closing (the "Closing") of the Merger will take place at 10:00 a.m., Los Angeles time, on a date (the "Closing Date") to be specified by PHCR, which may be on, but shall be no later than the third business day after, the day on which there shall have been satisfaction or waiver of the conditions set forth in
Article VIII, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, Los Angeles, California 90071, unless another time date or place is agreed to in writing by the parties hereto.

                  SECTION 2.03. Effective Time. On the Closing Date, or as soon as practicable thereafter, the parties shall file the Articles of Merger with the Secretary of State of the State of Nevada, in accordance with the provisions of NRS section 92A.005 et seq. (the "Nevada Merger Law"), and make all other filings or recordings required by law in connection with the Merger. The Merger shall become effective at such time as the Articles of Merger are duly filed with the Secretary of State of the State of Nevada, or at such other later time as the parties shall agree and specify in the Articles of Merger (the time the Merger becomes effective being the "Effective Time").

                  SECTION 2.04. Effects of the Merger. The Merger shall have the effects set forth in the Nevada Merger Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of Harveys and Harveys Acq Corp shall vest in the Harveys Surviving Corporation, and all debts, liabilities and duties of Harveys and Harveys Acq Corp shall become the debts, liabilities and duties of the Harveys Surviving Corporation.

                  SECTION 2.05. Corporate Governance Documents. The Articles of Incorporation of Harveys Acq Corp, as in effect immediately prior to the Effective Time of the Merger, shall become the Articles of Incorporation of the Harveys Surviving Corporation after the Effective Time, except that such Articles of Incorporation shall be amended to provide that the name of the Harveys Surviving Corporation shall be "Harveys Casino Resorts," and thereafter may be amended in accordance with its terms and as provided by law. The By-laws of Harveys Acq Corp as in effect immediately prior to the Effective Time shall become the By-laws of the Harveys Surviving Corporation and thereafter may be amended in accordance with their terms and as provided by law.

                  SECTION 2.06. Directors. The directors of Harveys Acq Corp immediately prior to the Effective Time shall become the directors of the Harveys Surviving Corporation, and shall serve in such capacity until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.


                  SECTION 2.07. Officers. The officers of Harveys immediately prior to the Effective Time shall become the officers of the Harveys Surviving Corporation, and shall serve in such capacity until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

                  SECTION 2.08. Further Actions. At and after the Effective Time, Harveys Surviving Corporation shall take all action as shall be required in connection with the Merger, including, but not limited to, the execution and delivery of any further deeds, assignments, instruments or documentation as are necessary or desirable to carry out the provisions of this Agreement.


                                ARTICLE III

                            CONVERSION OF SHARES

                  SECTION 3.01. Effect on Capital Stock of Harveys and Harveys Acq Corp. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of capital stock of Harveys or any shares of capital stock of Harveys Acq Corp:

                           (a)      Capital Stock of Harveys

                                            (i) Each share of Class A
         Common Stock, par value $.01 per share, of Harveys (the "Harveys Class A Common Stock") (other than shares canceled in accordance with Section 3.01(c)) issued and outstanding immediately prior to the Effective Time shall be converted into and become 1.25379 fully paid and nonassessable shares of Class A Common Stock, par value $.01 per share, of PHCR (the "PHCR Class A Common Stock").

                                            (ii) Each share of Class B
         Common Stock, par value $.01, of Harveys (the "Harveys Class B Common Stock") (other than shares canceled in accordance with
         Section 3.01(c)) issued and outstanding immediately prior to the Effective Time shall be converted into and become 1.25379 fully paid and nonassessable shares of Class B Common Stock, par value $.01 per share, of PHCR (the "PHCR Class B Common Stock").

                           (b) Capital Stock of Harveys Acq Corp. Each share of common stock, par value $.01 per share, of Harveys Acq Corp (the "Harveys Acq Corp Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into and become one fully paid and nonassessable shares of common stock, par value $.01 per share, of Harveys Surviving Corporation (the "Harveys Surviving Corporation Common Stock").

                           (c) Cancellation of Treasury Stock and Harveys Acq Corp Owned Stock. Each share of Harveys Class A Common Stock and Harveys Class B Common Stock that is owned by Harveys or by any Subsidiary of Harveys and each share of Harveys Class A Common Stock and Harveys Class B Common Stock that is owned by Harveys Acq Corp shall automatically be canceled and retired and shall cease to exist.

                  SECTION 3.02.  Exchange of Certificates.

                           (a) Exchange Agent. Immediately prior to the
         Effective Time, Harveys Acq Corp shall designate a bank or trust to act as exchange agent in the Merger (the "Exchange Agent").

                           (b) Exchange Procedure. As soon as reasonably practicable after the Effective Time, the Harveys Surviving Corporation shall cause the Exchange Agent to mail to each holder of record of a certificate or certificates representing which immediately prior to the Effective Time represented outstanding shares of Harveys Class A Common Stock or Harveys Class B Common Stock (the "Certificates") whose shares were converted into the right to receive PHCR Class A Common Stock or PHCR Class B Common Stock, as applicable, pursuant to Section 3.01 (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as the Harveys Surviving Corporation may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for PHCR Class A Common Stock or PHCR Class B Common Stock, as applicable. Upon surrender of a Certificate for cancellation to the Exchange Agent together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the number of shares into which the shares of capital stock theretofore represented by such Certificate shall have been converted pursuant to Sections 3.01 and 3.02, and the Certificate so surrendered shall forthwith be cancelled.

                           (c) No Further Ownership Rights in Capital
         Stock. All shares delivered upon the surrender of Certificates in accordance with the terms of this Article III shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of capital stock theretofore represented by such Certificates, and there shall be no further registration of transfers on the stock transfer books of the Harveys Surviving Corporation of the shares of capital stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Harveys Surviving Corporation or the Exchange Agent for any reason, they shall be cancelled and exchanged as provided in this Article III, except as otherwise provided by law.


                                 ARTICLE IV

                           ADDITIONAL AGREEMENTS

                  SECTION 4.01.  Registration Statement.

                           (a) PHCR shall as promptly as possible after the Closing, and in no event later than 30 days after the date thereof, prepare and file with the SEC an amendment (the "Amendment") to Harveys' registration statement on Form 10. PHCR shall cause the Amendment to comply as to form in all material respects with the applicable provisions of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). PHCR agrees that the Amendment at the time it is filed shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                           (b) As promptly as practicable, each party hereto shall properly prepare and file any other filings required under the Exchange Act, the Securities Act of 1933, as amended (the "Securities Act") or any other Laws relating to the Merger or the Amendment (collectively, "Other Filings").

                  SECTION 4.02. Reasonable Efforts. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use all reasonable efforts to take, or cause to be taken (including through its officers and directors and other appropriate personnel), all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger, the Pinnacle Merger, the Voting and Contribution Agreement and the other transactions contemplated by this Agreement, including (a) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings (including filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to obtain Permits or waivers from, or to avoid an action or proceeding by, any Governmental Entity (including in respect of any Gaming Law), (b) the obtaining of all necessary consents, approvals or waivers from third parties, (c) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of any of the transactions contemplated by this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (d) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement.

                  SECTION 4.03. At the Effective Time, all outstanding employee stock options of Harveys (the "Harveys Options") shall be canceled and shall be exchanged for options to purchase an number of shares of PHCR Class A Common Stock or PHCR Class B Common Stock, as applicable (the "Replacement Options"), equal to the product of (A) the number of Harveys Options, multiplied by (B) 1.25379. Such Replacement Options shall have an exercise price per share equal to (A) the exercise price of the Harveys Options prior to the Merger, divided by (B) 1.25379. Such Replacement Options shall otherwise have terms identical with those of the Harveys Options.

                  SECTION 4.04. Tax Treatment. Each of Harveys, PHCR and Harveys Acq Corp shall use its reasonable best efforts to cause the Merger to qualify as an exchange governed by section 351 of the Code.


                                 ARTICLE V

                            CONDITIONS PRECEDENT

                  SECTION 5.01. Conditions to Each Party's Obligation To Effect the Merger. The respective obligations of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

                           (a) No Injunctions or Restraints. No statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order enacted, entered, promulgated, enforced or issued by any Governmental Entity or other legal restraint or prohibition preventing the consummation of the Merger or the transactions contemplated thereby (including the Pinnacle Merger) shall be in effect; provided, in the case of a decree, injunction or other order, each of the parties shall have used their best efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any decree, injunction or other order that may be entered.

                           (b) Gaming Authority Approval. All licenses, permits, registrations, authorizations, consents, waivers, orders, findings of suitability or other approvals required to be obtained from, and all filings, notices or declarations required to be made with, any Gaming Authority to permit Harveys Acq Corp and Harveys to consummate the Merger and to permit the Harveys Surviving Corporation and each of its Subsidiaries to conduct their businesses in the jurisdictions regulated by such Gaming Authorities after the Effective Time in the same manner as conducted by Harveys and its Subsidiaries prior to the Effective Time (collectively, the "Gaming Approvals") shall have been obtained or made, as applicable; provided that no such Gaming Approval shall obligate Harveys Acq Corp, or any of its Affiliates to obtain any consent, approval, license, waiver, order, decree, determination of suitability or other authorization with respect to any limited partner of any Affiliate of Harveys Acq Corp.

                           (c) Consents. All consents, waivers, orders, approvals, authorizations, registrations, findings of suitability and action of any Governmental Entity shall have been obtained or made, free of any condition.

                  SECTION 5.02. Conditions to Obligations of Harveys Acq Corp. The obligations of Harveys Acq Corp to effect the Merger are further subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

                           (a) Contribution by Stockholders. The
         transactions contemplated by the Voting and Contribution Agreement shall have been consummated immediately prior to the Effective Time.

                  SECTION 5.03. Conditions to Obligations of Harveys. The obligations of Harveys to effect the Merger are further subject to the satisfaction or waiver on or prior to the Closing Date of the following condition:

                           (a) Compliance Committee. Harveys shall have received any and all consents necessary from the Harveys Casino Resorts Compliance Committee.

                           (b) Pinnacle Merger Agreement. All conditions to closing contained in the Pinnacle Merger Agreement shall have been satisfied or waived by the appropriate party thereto.


                                 ARTICLE VI

                     TERMINATION, AMENDMENT AND WAIVER

                  SECTION 6.01. Termination. This Agreement may be terminated at any time prior to the Effective Time by written consent of each of the parties.

                  SECTION 6.02. Amendment. This Agreement may be amended by the mutual agreement of the parties at any time. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

                  SECTION 6.03. Extension; Waiver. At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement or waive compliance by the other party with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.


                                ARTICLE VII

                             GENERAL PROVISIONS

                  SECTION 7.01. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                           (a)      if to Harveys, Harveys Acq Corp or PHCR, to:

                           c/o Harveys Casino Resorts
                           Highway 50 & Stateline Avenue
                           Lake Tahoe, Nevada 89449
                           Attention:  Charles W. Scharer

                           and

                           c/o Colony Capital, Inc.
                           1999 Avenue of the Stars, Suite 1200
                           Los Angeles, California 90067
                           Telephone:  310-282-8820
                           Facsimile: 310-282-8813
                           Attention:  Jonathan H. Grunzweig


                           with a copy to:

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           300 South Grand Avenue, Suite 3400
                           Los Angeles, California  90071
                           Attention:  Nick P. Saggese, Esq.
                           Telephone:  213-687-5550
                           Facsimile:  213-687-5600

                  SECTION 7.02. Interpretation. When a reference is made in this Agreement to an Article, Section or Schedule, such reference shall be to an Article or Section of or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The Pinnacle Merger Agreement and the consummation of the transactions contemplated by the Pinnacle Merger Agreement and the Voting and Contribution Agreement and the consummation of the transactions contemplated by such Voting and Contribution Agreement are transactions contemplated by this Agreement. To the extent any restriction on the activities of Harveys or its Subsidiaries under the terms of this Agreement requires prior approval under any Gaming Law, such restriction shall be of no force or effect unless and until such approval is obtained. If any provision of this Agreement is illegal or unenforceable under any Gaming Law, such provision shall be void and of no force or effect.

                  SECTION 7.03. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

                  SECTION 7.04. Entire Agreement; No Third-Party Beneficiaries. This Agreement and the Voting and Contribution Agreement constitute the entire agreements, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of these agreements and are not intended to confer upon any Person other than the parties any rights or remedies hereunder.

                  SECTION 7.05. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO ANY APPLICABLE CONFLICTS OF LAW.

                  SECTION 7.06. Gaming Laws. Each of the provisions of this Agreement is subject to and shall be enforced in compliance with the Gaming Laws.

                  SECTION 7.07. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties.

                          [signature pages follow]




                  IN WITNESS WHEREOF, PHCR, Harveys, and Harveys Acq Corp have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                              PH CASINO RESORTS, INC.


                              By:      /s/ Charles W. Scharer
                                 -------------------------------------
                                   Name:  Charles W. Scharer
                                   Title: President


                              HARVEYS CASINO RESORTS


                              By:      /s/ Charles W. Scharer
                                 -------------------------------------
                                   Name: Charles W. Scharer
                                   Title: President


                              HARVEYS ACQUISITION CORPORATION


                              By:     /s/ Charles W. Scharer
                                 -------------------------------------
                                   Name:  Charles W. Scharer
                                   Title: President




                                                                    ANNEX B
                  SECTIONS 92A.300 TO 92A.500, INCLUSIVE,
                       OF THE NEVADA REVISED STATUTES

         NRS 92A.300 DEFINITIONS.-- As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

         NRS 92A.305 "BENEFICIAL STOCKHOLDER" DEFINED. -- "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

         NRS 92A.310 "CORPORATE ACTION" DEFINED.-- "Corporate action" means the action of a domestic corporation.

         NRS 92A.315 "DISSENTER" DEFINED. -- "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

         NRS 92A.320 "FAIR VALUE" DEFINED. -- "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

         NRS 92A.325 "STOCKHOLDER" DEFINED.-- "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

         NRS 92A.330 "STOCKHOLDER OF RECORD" DEFINED.-- "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

         NRS 92A.335 "SUBJECT CORPORATION" DEFINED.-- "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

         NRS 92A.340 COMPUTATION OF INTEREST. -- Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

         NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP.-- A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

         NRS 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY. -- The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

         NRS 92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.-- 1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

         2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

         NRS 92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES. -- 1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
         (a) Consummation of a plan of merger to which the domestic corporation is a party:
         (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or
         (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.
         (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.
         (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
         2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

         NRS 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER. -- 1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
         (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
         (b) The holders of the class or series are required under the plan of merger or exchange to accept for theshares anything except:
         (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:
         (I) The surviving or acquiring entity; or
         (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or
         (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).
         2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

         NRS 92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.-- 1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders. 2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if: (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

         NRS 92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.-- 1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
         2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

         NRS 92A.420 PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.-- 1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:
         (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
         (b) Must not vote his shares in favor of the proposed action.
         2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

         NRS 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.-- 1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.
         2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
         (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
         (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
         (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;
         (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
         (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

         NRS 92A.440 DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.-- 1. A stockholder to whom a dissenter's notice is sent must:
         (a) Demand payment;
         (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and
         (c) Deposit his certificates, if any, in accordance with the terms of the notice.
         2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
         3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

         NRS 92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.-- 1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
         2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

         NRS 92A.460 PAYMENT FOR SHARES: GENERAL REQUIREMENTS.-- 1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
         (a) Of the county where the corporation's registered office is located; or
         (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.
         2. The payment must be accompanied by:
         (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;
         (b) A statement of the subject corporation's estimate of the fair value of the shares; (c) An explanation of how the interest was calculated; (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and (e) A copy of NRS 92A.300 to 92A.500, inclusive.

         NRS 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE. -- 1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
         2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

         NRS 92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.-- 1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
         2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

         NRS 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.-- 1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
         2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
         3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
         4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair.
         5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
         (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
         (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

         NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES. -- 1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
         2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
         (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
         (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
         3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
         4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
         5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.